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                                                                   Exhibit 10.13

                   ENVIRONMENTAL POWER CORPORATION
                          RETIREMENT PLAN

                           -------------

                            As Restated
                   Effective as of January 1, 1998

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                            ENVIRONMENTAL POWER CORPORATION
                                   RETIREMENT PLAN

                                  -----------------

                                  TABLE OF CONTENTS

                                  -----------------

ARTICLE 1.........................................................................................................1

   1.1   NAME OF PLAN.............................................................................................1
   1.2   EFFECTIVE DATE...........................................................................................1

ARTICLE 2.........................................................................................................1

   2.1   "ACCRUED BENEFIT"........................................................................................1
   2.2   "ACTUARIAL EQUIVALENT"...................................................................................2
   2.3   "ADMINISTRATOR"..........................................................................................2
   2.4   "AFFILIATED EMPLOYER"....................................................................................2
   2.5   "ANNUITY STARTING DATE"..................................................................................2
   2.6   "APPLICABLE INTEREST RATE"...............................................................................3
   2.7   "APPLICABLE MORTALITY TABLE".............................................................................3
   2.8   "APPLICATION FOR BENEFITS"...............................................................................3
   2.9   "AVERAGE ANNUAL COMPENSATION"............................................................................3
   2.10  "AVERAGE MONTHLY COMPENSATION"...........................................................................3
   2.11  "BENEFICIARY"............................................................................................3
   2.12  "BOARD"..................................................................................................3
   2.13  "BREAK IN SERVICE".......................................................................................3
   2.14  "CODE....................................................................................................3
   2.15  "COMPENSATION............................................................................................3
   2.16  "CREDITED SERVICE".......................................................................................4
   2.17  "ELIGIBLE EMPLOYEE"......................................................................................4
   2.18  "EMPLOYEE"...............................................................................................5
   2.19  "EMPLOYER"...............................................................................................5
   2.20  "EMPLOYMENT COMMENCEMENT DATE"...........................................................................5
   2.21  "ERISA"..................................................................................................5
   2.22  "FORMER PARTICIPANT".....................................................................................5
   2.23  "HIGHLY COMPENSATED EMPLOYEE"............................................................................5
   2.24  "HOUR OF SERVICE"........................................................................................5
   2.25  "LATE RETIREMENT DATE"...................................................................................7
   2.26  "LEASED EMPLOYEE"........................................................................................7
   2.27  "LEAVE OF ABSENCE".......................................................................................7
   2.28  "NORMAL RETIREMENT AGE"..................................................................................7
   2.29  "NORMAL RETIREMENT DATE".................................................................................7
   2.30  "PARTICIPANT"............................................................................................7
   2.31  "PARTICIPATING EMPLOYER".................................................................................8
   2.32  "PLAN"...................................................................................................8
   2.33  "PLAN YEAR"..............................................................................................8
   2.34  "PBGC RATE"..............................................................................................8
   2.35  "REGULATION..............................................................................................8
   2.36  "RETIREMENT".............................................................................................8
   2.37  "RETIRED PARTICIPANT"....................................................................................8
   2.38  "SOCIAL SECURITY RETIREMENT AGE".........................................................................8

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
   2.39  "TOTALLY AND PERMANENTLY DISABLED".......................................................................8
   2.40  "TRUST"..................................................................................................8
   2.41  "TRUST AGREEMENT"........................................................................................8
   2.42  "TRUST FUND".............................................................................................8
   2.43  "TRUSTEE"................................................................................................8
   2.44  "YEAR OF ELIGIBILITY SERVICE"............................................................................9
   2.45  "YEAR OF SERVICE"........................................................................................9

ARTICLE 3.........................................................................................................9

   3.1   REQUIREMENTS TO BECOME A PARTICIPANT.....................................................................9
   3.2   ELIGIBILITY FOLLOWING A TERMINATION OR TRANSFER OF EMPLOYMENT............................................9
   3.3   ELIGIBLE CLASSIFICATION..................................................................................9
   3.4.  DETERMINATION OF ELIGIBILITY BY ADMINISTRATOR............................................................9

ARTICLE 4.........................................................................................................9

   4.1   NORMAL RETIREMENT........................................................................................9
   4.2   DISABILITY RETIREMENT...................................................................................10
   4.3   DEFERRED RETIREMENT BENEFIT; SUSPENSION OF BENEFITS.....................................................10
   4.4   ADJUSTMENTS AFTER REQUIRED BEGINNING DATE...............................................................11
   4.5   REEMPLOYMENT OF RETIRED PARTICIPANT.....................................................................11
   4.6   EFFECT OF BREAK IN SERVICE..............................................................................12
   4.7   EFFECT OF PRIOR DISTRIBUTION; REPAYMENT OF DISTRIBUTION.................................................12
   4.8   NO DUPLICATION OF BENEFITS..............................................................................12

ARTICLE 5........................................................................................................13

   5.1   DEFINITIONS.............................................................................................13
   5.2   MAXIMUM ANNUAL RETIREMENT BENEFIT.......................................................................14
   5.3   COMBINED PLAN LIMITATION................................................................................15
   5.4   COST OF LIVING ADJUSTMENT...............................................................................17
   5.5   SPECIAL LIMITATION FOR 25 HIGHEST-PAID EMPLOYEES........................................................17

ARTICLE 6........................................................................................................18

   6.1   COMMENCEMENT OF BENEFITS................................................................................18
   6.2   AUTOMATIC FORMS OF PAYMENT..............................................................................19
   6.3   WAIVER OF AUTOMATIC ANNUITY FORM........................................................................20
   6.4   EXPLANATION OF AUTOMATIC ANNUITY FORM...................................................................20
   6.5   OPTIONAL FORMS OF PAYMENT...............................................................................21
   6.6   CODE SECTION 401(A)(9) REQUIREMENTS.....................................................................21
   6.7   NO DECREASE IN BENEFIT..................................................................................22
   6.8   USE OF TERM "PARTICIPANT"...............................................................................22

ARTICLE 7........................................................................................................22

   7.1   PRE-RETIREMENT SURVIVOR ANNUITY.........................................................................22
   7.2   OTHER PRE-RETIREMENT DEATH BENEFITS.....................................................................24
   7.3   DEATH AFTER BENEFITS COMMENCE...........................................................................24
   7.4   DESIGNATION OF BENEFICIARY..............................................................................25
   7.5   IMMEDIATE CASHOUT OF $5,000 OR LESS.....................................................................25
   7.6   USE OF TERM "PARTICIPANT"...............................................................................25

ARTICLE 8........................................................................................................25

   8.1   SEPARATION FROM SERVICE.................................................................................25
   8.2   LESS THAN TWO YEARS OF SERVICE..........................................................................25
   8.3   AT LEAST TWO YEARS OF SERVICE; FULL VESTING.............................................................25
   8.4   PRIOR BREAK IN SERVICE..................................................................................26

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
   8.5   PAYMENT OF VESTED BENEFIT...............................................................................26
   8.6   NO DECREASE IN BENEFIT..................................................................................27

ARTICLE 9........................................................................................................27

   9.1   APPLICATION MUST BE FILED...............................................................................27
   9.2   DEATH BENEFITS APPLICATION..............................................................................27
   9.3   TERMINATION BENEFITS APPLICATION........................................................................27
   9.4   NORMAL RETIREMENT BENEFITS..............................................................................28
   9.5   CHANGES IN ELECTION.....................................................................................28
   9.6   REVIEW OF APPLICATION...................................................................................28
   9.7   OBLIGATION TO FURNISH CURRENT ADDRESS; MISSING PERSONS..................................................28
   9.8   NOTICE OF DEATH, RETIREMENT OR SEPARATION FROM SERVICE..................................................28
   9.9   MAILING OF BENEFITS.....................................................................................28
   9.10  MINORS AND INCOMPETENTS.................................................................................28
   9.11  DIRECT ROLLOVER.........................................................................................29
   9.12  MEANING OF PARTICIPANT..................................................................................30
   9.13  ELECTRONIC MEDIA........................................................................................30

ARTICLE 10.......................................................................................................30

   10.1  APPOINTMENT OF ADMINISTRATOR............................................................................30
   10.2  POWERS AND DUTIES OF ADMINISTRATOR; ADMINISTRATOR NOT TO ACT IN DISCRIMINATORY MANNER...................30
   10.3  ADMINISTRATOR TO KEEP ACCURATE RECORDS..................................................................31
   10.4  RELIANCE ON SPECIALISTS.................................................................................31
   10.5  COMPENSATION; LIABILITY.................................................................................32
   10.6  CLAIMS PROCEDURE........................................................................................32
   10.7  AGENT FOR SERVICE OF LEGAL PROCESS......................................................................33

ARTICLE 11.......................................................................................................33

   11.1  TRUST AGREEMENT.........................................................................................33
   11.2  INVESTMENT OF TRUST FUND................................................................................33
   11.3  TRUSTEE'S ACCOUNTS......................................................................................33
   11.4  TRUSTEE'S RECORDS.......................................................................................34
   11.5  TRUSTEE'S LIABILITY.....................................................................................34
   11.6  TRUSTEE'S COMPENSATION AND EXPENSES.....................................................................34

ARTICLE 12.......................................................................................................34

   12.1  CONTRIBUTIONS...........................................................................................34
   12.2  EXCLUSIVE BENEFIT.......................................................................................34
   12.3  EXPENSES................................................................................................35

ARTICLE 13.......................................................................................................35

   13.1  PERMANENCE OF PLAN......................................................................................35
   13.2  RIGHT TO AMEND OR TERMINATE.............................................................................35
   13.3  TERMINATION OF PLAN OR PLAN AND TRUST...................................................................36
   13.4  VESTING ON TERMINATION OR PARTIAL TERMINATION OF PLAN...................................................36
   13.5  LIMITATION OF BENEFITS ON PLAN TERMINATION..............................................................37
   13.6  ALLOCATION OF ASSETS....................................................................................37
   13.7  LIQUIDATION OF TRUST....................................................................................38
   13.8  MERGER OR CONSOLIDATION OF PLAN.........................................................................38

ARTICLE 14.......................................................................................................38

   14.1  PROHIBITION ON ASSIGNMENT OR ALIENATION.................................................................38
   14.2  QUALIFIED DOMESTIC RELATIONS ORDER......................................................................38
   14.3  OFFSET OF BENEFITS......................................................................................40

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
ARTICLE 15.......................................................................................................40

   15.1  AFFILIATED EMPLOYER REQUIREMENTS........................................................................40
   15.2  ADOPTION OF PLAN BY AFFILIATED EMPLOYER.................................................................41
   15.3  WITHDRAWAL FROM PLAN....................................................................................41

ARTICLE 16.......................................................................................................42

   16.1  DEFINITIONS.............................................................................................42
   16.2  WHEN PROVISIONS APPLY...................................................................................45
   16.3  MINIMUM BENEFITS........................................................................................45
   16.4  ADJUSTMENTS TO CODE SECTION 415 ANNUAL BENEFITS LIMITS..................................................45
   16.5  ELIGIBILITY FOR TOP-HEAVY MINIMUM BENEFIT...............................................................46

ARTICLE 17.......................................................................................................47

   17.1  RIGHTS OF EMPLOYEES.....................................................................................47
   17.2  OBLIGATION OF THE AFFILIATED EMPLOYERS..................................................................47
   17.3  ACTION BY THE EMPLOYER..................................................................................47
   17.4  LIABILITY OF EMPLOYER...................................................................................47
   17.5  BONDING.................................................................................................47
   17.6  CONSTRUCTION............................................................................................47
   17.7  TITLES..................................................................................................48
   17.8  COUNTERPARTS............................................................................................48
   17.9  MILITARY LEAVE..........................................................................................48

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

                         ENVIRONMENTAL POWER CORPORATION
                                 RETIREMENT PLAN

         WHEREAS, Environmental Power Corporation (herein referred to as the "Employer") adopted the Environmental Power Corporation Retirement Plan (herein referred to as the "Plan") for the benefit of its Employees, effective as of January 1, 1998; and

         WHEREAS, the Employer desires to amend the Plan to comply with the Retirement Protection Act of 1994 provisions of the 1994 Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the IRS Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000; and

         WHEREAS, it is intended that the Plan continue to be a qualified plan under Section 401(a) of the Internal Revenue Code and operate for the exclusive benefit of the Participants and their Beneficiaries;

         NOW, THEREFORE, the Plan is hereby amended by restating the Plan it its entirety as follows:

                                    ARTICLE 1
                                    ---------

                             Name and Effective Date
                             -----------------------

         1.1      Name of Plan  The Plan shall be known as the "Environmental
                  ------------
Power Corporation Retirement Plan".

         1.2      Effective Date The Plan originally became effective as of
                  --------------
January 1, 1998. This restatement of the Plan is effective as of January 1, 1998, except as otherwise provided herein.

                                    ARTICLE 2
                                    ---------

                                   Definitions
                                   -----------

         2.1      (a)      "Accrued Benefit" means at any time the product of
the Normal Retirement Benefit multiplied by a fraction, the numerator of which is the number of a Participant's years of Credited Service at such time, and the denominator of which is the number years of Credited Service the Participant would have at Normal Retirement Age or, if greater, 25.

                  (b) When determining the Accrued Benefit, the Normal Retirement Benefit is the monthly benefit to which the Participant would be entitled if he continued to earn annually until such Normal Retirement Age the same rate of Compensation upon which his normal retirement benefit would be computed. This rate of Compensation is computed on the basis of

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Compensation taken into account under the Plan, but not to exceed the ten years of service immediately preceding the determination.

         2.2      (a)      "Actuarial Equivalent" means a form of benefit
differing in time, period or form of payment from a particular benefit provided under the Plan but having the same value when calculated, subject to subsections (b) and (c), using the following factors:

                Pre-Retirement           Post-Retirement
                --------------           ---------------

Interest             6%                      5.5%

Mortality            None                    1983 IAM - Male

                  (b) Effective as of January 1, 2000, for the purpose of determining the lump sum Actuarial Equivalent of a Participant's Accrued Benefit, Actuarial Equivalent shall mean the present value of a Participant's Accrued Benefit based on the Applicable Mortality Table and the Applicable Interest Rate.

                  (c) Notwithstanding the foregoing, the lump sum Actuarial Equivalent of a benefit, the Annuity Starting Date of which occurs during the period commencing January 1, 2000 and ending on the date on which this amendment and restatement is adopted, shall be the greater of:

                           (i)    the present value of a Participant's Accrued
Benefit based on the Applicable Mortality Table and the Applicable Interest Rate; or

                           (ii)   the present value of a Participant's Accrued
Benefit based on the mortality table of subsection (a) and the PBGC Rate.

         2.3 "Administrator" means the Employer, or such other individual, committee or firm as the Employer shall designate from time to time in accordance with Section 10.1.

         2.4 "Affiliated Employer" means the Employer and each of the Affiliated Employers. "Affiliated Employers" means the Employer and all other corporations, partnerships, trades or businesses (whether or not incorporated) that are members of an affiliated group as described in Section 15.1.

         2.5      "Annuity Starting Date" means:

                  (a) the first day of the first period for which a benefit is payable under the Plan as an annuity, or

                  (b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the recipient to such benefit.

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         2.6      "Applicable Interest Rate" means the average yield on 30-year
Treasury Constant Maturities, or such other interest rate as may be specified by the Commissioner of Internal Revenue, as published in the Federal Reserve Bulletin, for the month of November preceding the Plan Year.

         2.7 "Applicable Mortality Table" means the 1983 Group Annuity Mortality Table, with margin, blended 50% male and 50% female, or such other mortality table as may be prescribed by the Commissioner of Internal Revenue.

         2.8 "Application for Benefits" means the method, prescribed by the Administrator, by which an individual may request a distribution under the Plan.

         2.9 "Average Annual Compensation" means the annual average of a Participant's Compensation during the three consecutive Plan Years that produce the highest annual average. If a Participant has been employed for less than three full Plan Years, the available full years shall be averaged, or if less than one full year is available, the Participant's Compensation shall be annualized.

         2.10 "Average Monthly Compensation" means one-twelfth of a Participant's Average Annual Compensation.

         2.11 "Beneficiary" means any individual, trust, estate or other recipient entitled to receive death benefits hereunder, on either a primary or a contingent basis.

         2.12     "Board" means the board of directors of the Employer.

         2.13     (a)      "Break in Service" means the failure of an individual
to complete more than 500 Hours of Service during a Plan Year, unless such failure is due to a Leave of Absence. An Employee who fails to return to employment with the Employer at the expiration of a Leave of Absence shall be deemed to have terminated employment as of the date on which such Leave of Absence commenced.

                  (b) If an Employee separates from service and is subsequently reemployed, his prior Credited Service shall be reinstated as of the date on which he became reemployed if:

                           (i)     he was vested in his Accrued Benefit as of
the date on which he separated from service; or

                           (ii)   the number of one-year Breaks in Service does
not equal or exceed five years.

         2.14 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.15     (a)      "Compensation" with any respect to any Participant
means such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for services rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income for a Plan Year.

                  (b) Compensation shall exclude: (i) contributions made by the Employer to a plan of deferred compensation to the extent that the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation; (iii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iv) amounts realized from the sale, exchange or other distribution of stock acquired under a qualified stock option; and (v) other non-taxable fringe benefits

                  (c) The Compensation of a Participant taken into account under the Plan shall not exceed $160,000, as adjusted under Section 401(a)(17) of the Code. In the case of a Plan Year of less than 12 months, the dollar limitation under this subsection shall be the amount determined by multiplying the applicable amount described in the preceding sentence by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is 12. In the case of a Participant who commences or ceases participation in the Plan on a date other than the first or last day of the Plan Year, no adjustment shall be made to the applicable dollar limitation.

         2.16 "Credited Service" means a Plan Year during which a Participant is credited with at least 1,000 Hours of Service. In no event shall a Participant be credited with more than one year of Credited Service for any Plan Year nor shall a Participant be credited with Credited Service for any Plan Year in which he fails to accumulate 1,000 Hours of Service except as hereinafter provided in this section. If a Participant is credited with more than 500 and less than 1,000 Hours of Service for a Plan Year because he either:

                  (a) enters or, following a Break in Service, reenters employment with the Employer after the first day of a Plan Year, or

                  (b) terminates his employment or retires prior to the end of a Plan Year,

he shall accrue a partial year of Credited Service for such Plan Year in the ratio that his Hours of Service for such year bears to 1,000.

         2.17 "Eligible Employee" means an Employee of an Employer who is not ineligible to participate in the Plan under Section 3.3. Notwithstanding anything herein to the contrary, an individual who is not characterized or treated as a common law employee by the Employer shall not be eligible to participate in the Plan. In the event that such an individual is reclassified as a common law employee, the individual shall be eligible to participate in the Plan as of the later of the actual date of such reclassification or the effective date of such reclassification (to the extent such individual otherwise meets the requirements of Section 3.3).

         2.18 "Employee" means an individual who is a common law employee of an Affiliated Employer. A Leased Employee shall not be treated as an Employee

         2.19 "Employer" means Environmental Power Corporation, a Massachusetts corporation, and any sole proprietorship, partnership or corporation that succeeds to the business of and assumes the obligations of the Employer.

         2.20 "Employment Commencement Date" means the first day on which an individual is credited with an Hour of Service.

         2.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         2.22 "Former Participant" means a Participant who has ceased to be an Employee and for whom an amount continues to be held by the Trustee.

         2.23 "Highly Compensated Employee" means an individual who is a common law employee of the Employer and who:

                  (a)      (i)    owns more than a 5% interest in an Affiliated
Employer at any time during the Plan Year or the preceding Plan Year; or

                           (ii)   received earnings from the Affiliated
Employers in excess of $80,000 during the preceding Plan Year.

                  (b)      For purposes of subsection (a):

                           (i)    In determining ownership, the constructive
ownership provisions of Section 318 of the Code shall be applied utilizing a 5% test in lieu of the 50% test set forth in subparagraph (a)(2)(C) thereof.

                           (ii)   The term "earnings" means earnings as defined
in Section 5.3(a)(ii).

                           (iii)  The dollar limit referred to in subsection (a)
(ii) shall be adjusted in accordance with Regulations for increases in the cost of living.

                  (c) The determination of who is a Highly Compensated Employee shall be made in accordance with Section 414(q) of the Code and Regulations thereunder.

         2.24     (a)      "Hour of Service" means:

                           (i)    each hour for which an individual is
compensated, or entitled to be compensated, by the Employer for the performance of duties;

                           (ii)   each hour for which an individual is
compensated, or entitled to be compensated, by the Employer for a period during which no duties are performed by such individual (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence, up to a maximum of 501 hours for any single continuous period during which no duties are performed (whether or not such period falls within a single Plan Year or other computation period). Hours shall not be credited for payment to an individual from a plan required by workers' compensation, unemployment compensation or disability insurance laws, nor shall hours be credited for reimbursement of an individual for medical or medically related expenses;

                           (iii)  each hour for which back pay, irrespective of
mitigation of damages, has been awarded or agreed to by the Employer, provided that, if such award or agreement of back pay is for reasons other than the performance of duties, such hours shall be subject to the restrictions of paragraph (ii), and hours credited under this paragraph shall be credited for the period or periods to which the award or agreement pertains rather than to the period in which the award, agreement or payment is made; and

                           (iv)   for purposes of determining whether a Break in
Service has occurred only, each hour to a maximum of 501 hours for any single continuous period of absence, regardless of whether the individual is compensated for such absence, if such absence occurs by reason of pregnancy of the individual, birth of a child of the individual, adoption of a child by the individual or the individual caring for a child for the period beginning immediately following such birth or adoption, if such Hours of Service would otherwise have been credited to such individual but for such absence. Hours of Service credited under this paragraph shall be credited in the year in which such absence commences or, if unnecessary to prevent a Break in Service in that year, in the immediately following year. Hours of Service credited under this paragraph shall only be credited to the individual upon receipt by the Administrator of such timely information as may be reasonably required to establish the existence and duration of such absence.

                  (b) The same Hours of Service shall not be credited under more than one of the paragraphs of subsection (a). All Hours of Service shall be computed and credited to computation periods in accordance with Sections 2530.200b-2(b) and (c) of the Department of Labor regulations.

                  (c) In determining whether an individual is credited with a Year of Eligibility Service under of Article 3 or a Year of Service under
Article 8, Hours of Service shall be credited for the following:

                           (i)    the period during which such individual
performs services as a Leased Employee;

                           (ii)   the period during which such individual would
have been a Leased Employee but for the failure to satisfy the requirements of subsection (a)(ii) of the definition herein of a "Leased Employee";

                           (iii)  the period during which such individual is a
common law employee of an Affiliated Employer other than the Employer; and

                           (iv)   the period during which such individual
performs services for the Employer as a common law employee in a classification of such employees who are not eligible to participate in the Plan.

         2.25 "Late Retirement Date" means the first day of the month coinciding with or next following the Retirement of a Participant who continues to be an Employee after reaching Normal Retirement Date.

         2.26     (a)      "Leased Employee" means, subject to subsection (b),
an individual who performs services for an Affiliated Employer, other than as a common law employee, if: (i) such services are provided pursuant to a written or oral agreement between an Affiliated Employer and any other person; (ii) the individual has performed during any consecutive 12-month period (A) at least 1,500 Hours of Service for the Affiliated Employers or (B) a number of Hours of Service which is at least 501 and which is at least equal to 75% of the median Hours of Service that are customarily performed by any employee of the Affiliated Employers in the particular position in which such individual is performing services; and (iii) such services are performed under primary direction or control by the entity for which such services are provided.

                  (b) An individual shall not be considered to be a Leased Employee if: (i) such individual participates in a money purchase pension plan providing: (A) a nonintegrated employer contribution at a rate not less than 10% of the individual's Compensation, (B) immediate participation and (C) full and immediate vesting; and (ii) Leased Employees, determined without regard to this sentence, do not constitute more than 20% of the nonhighly compensated work force of the Affiliated Employers.

         2.27 "Leave of Absence" means any extended absence from employment that is due to (a) service in the Armed Forces of the United States if and for such periods as the Employee's reemployment rights are guaranteed by law, (b) temporary incapacity, or (c) other good cause which is authorized by the Employer. Effective August 5, 1993, such term includes any absence or reduced work schedule for a reason designated by the Employer as qualifying under the Family and Medical Leave Act of 1993, if such Act applies to the Employer. An Employee shall not be considered to have terminated employment with the Employer during a Leave of Absence.

         2.28 "Normal Retirement Age" means the later of a Participant's 62nd birthday or the fifth anniversary of the date on which he became a Participant.

         2.29 "Normal Retirement Date" means the first day of the month coinciding with or next following a Participant's Normal Retirement Age.

         2.30 "Participant" means an Employee who has satisfied the requirements of Article 3 for eligibility to participate in the Plan and who has not separated from service with the Affiliated Employers.

         2.31 "Participating Employer" means (a) the Employer, and (b) any other Affiliated Employer that has adopted the Plan in accordance with Section 15.2.

         2.32 "Plan" means the Environmental Power Corporation Retirement Plan as set forth herein, together with any and all supplements, schedules and amendments hereto that may be in effect.

         2.33 "Plan Year" means the 12-month period ending on December 31 of each year.

         2.34 "PBGC Rate" means, when determining the lump sum value of a benefit, the set of interest rates that would be used by the Pension Benefit Guaranty Corporation to determine a lump sum value if the Plan terminated on the first day of the Plan Year in which such benefit is distributed and there were sufficient assets to provide guaranteed benefits.

         2.35 "Regulation" means any rule or regulation promulgated under the Code by the Secretary of the Treasury or his delegate.

         2.36 "Retirement" means separation from service with the Affiliated Employers as a result of which a Participant is entitled to receive a benefit under Article 6.

         2.37 "Retired Participant" means a Participant who separates from service with the Affiliated Employers on or after attaining Normal Retirement Age.

         2.38 "Social Security Retirement Age" means a Participant's retirement age under Section 216(l) of the Social Security Act determined without regard to the age increase factor under such section as if the early retirement age under paragraph (2) thereof were 62.

         2.39 "Totally and Permanently Disabled" means suffering from a physical or mental condition which, in the opinion of a licensed physician selected by the Administrator, may be expected to result in death or to be of continued duration of not less than 12 months, and which renders a Participant incapable of engaging in any substantial gainful employment.

         2.40     "Trust" means the trust created by the Trust Agreement.

         2.41 "Trust Agreement" means the agreement between the Employer and the Trustee relating to the Plan, together with any and all supplements and amendments thereto that may be in effect.

         2.42 "Trust Fund" means all the assets held by the Trustee under the Trust Agreement.

         2.43 "Trustee" means the person or persons who may from time to time be acting as trustee or trustees under the Trust Agreement.

         2.44 "Year of Eligibility Service" means the 12-month period commencing on an Employee's Employment Commencement Date during which the Employee is credited with at least 1,000 Hours of Service. In the case of an Employee who does not complete 1,000 Hours of Service during such 12-month period, Year of Eligibility Service means a Plan Year beginning after the Employee's Employment Commencement Date during which the Employee is credited with at least 1,000 Hours of Service.

         2.45 "Year of Service" means a Plan Year during which an individual is credited with at least 1,000 Hours of Service.

                                    ARTICLE 3
                                    ---------

                     Eligibility to Participate in the Plan
                     --------------------------------------

         3.1      Requirements to Become a Participant. (a) Subject to Section
                  ------------------------------------
3.3, each Eligible Employee shall become a Participant on the January 1 or July 1 coinciding with or next following the date on which he has completed one Year of Eligibility Service and attained age 21.

                  (b) An Employee who incurs a Break in Service prior to becoming eligible to participate shall be considered a new Employee for purposes of this section.

         3.2      Eligibility Following a Termination or Transfer of Employment.
                  -------------------------------------------------------------
An Employee who has become a Participant in accordance with Section 3.1, ceased to be an Employee and subsequently returned to employment shall again become a Participant, subject to Section 3.3, as of the date on which he completes an Hour of Service following his return to employment.

         3.3      Eligible Classification. Notwithstanding the foregoing
                  -----------------------
provisions of this Article 3, an Employee shall not be an Eligible Employee if the Employee is a member of a classification of Employees that the Employer has designated as not eligible to participate in the Plan. The Employer may at any time and from time to time remove any one or more Employees or any group(s) or class(es) of them from eligibility to participate in this Plan, but no such removal shall reduce the Accrued Benefit of any Participant.

         3.4.     Determination of Eligibility by Administrator. The
                  ---------------------------------------------
determination of an Employee's eligibility to participate in the Plan shall be made by the Administrator from the records of the Affiliated Employers and the Administrator's determination shall be conclusive and binding upon all persons.

                                    ARTICLE 4
                                    ---------

                       Retirement and Disability Benefits
                       ----------------------------------

         4.1      Normal Retirement. Upon attaining his or her Normal Retirement
                  -----------------
Age, a Participant shall be 100% vested in his Accrued Benefit. A Participant who retires on his or her Normal Retirement Date shall be entitled to receive a monthly retirement benefit, commencing as of his Normal Retirement Date and continuing for his remaining lifetime equal to the product of (a) and (b), where:

                           (a)    is 55% of his Average Monthly Compensation,
and

                           (b)    is a fraction, the numerator of which is the
number of years of Credited Service that the Participant has performed as of the date of the determination and the denominator of which is 20. For this purpose, the maximum number of years of Credited Service taken into account shall be 20.

         4.2      Disability Retirement. (a) A Participant who becomes Totally
                  ---------------------
and Permanently Disabled prior to Normal Retirement Age shall be deemed to have retired as of the date on which the disability commences. The benefit payable to a Participant who retires under this section shall be a monthly benefit which is the Actuarial Equivalent of such Participant's Accrued Benefit.

                  (b) The benefit payable under subsection (a) shall commence as of the first day of the month in which the Participant begins receiving benefits under the Social Security Act and shall cease with the payment due for the month preceding the earliest of:

                           (i)    the date as of which the Participant is found
not to be permanently and totally disabled under the Social Security Act;

                           (ii)   the date of death of the Participant; or

                           (iii)  the Participant's Normal Retirement Date.

                  (c) If payment of a monthly benefit under subsection (a) ceases by reason of the Participant's attaining Normal Retirement Date, payment of a retirement benefit under Section 4.1 shall commence in accordance with
Article 6.

                  (d) If payment of a Participant's monthly benefit ceases as a result of the Disabled Participant's death, any death benefit payable to the Disabled Participant's surviving spouse shall be determined under Article 7.

         4.3      Deferred Retirement Benefit; Suspension of Benefits. (a)
                  ---------------------------------------------------
Except as provided in Section 6.1(b), if a Participant continues in the service of the Employer after attaining Normal Retirement Date, payment of retirement benefits shall be suspended in accordance with subsection (b) and shall not commence until the Participant becomes a Retired Participant.

                  (b) The Plan Administrator shall notify each Participant described in subsection (a) who is credited with at least 40 Hours of Service during a calendar month that his or her benefits have been suspended in accordance with Department of Labor regulations Section 2530.203-3. Such notification shall be given in writing by personal delivery or first class mail during the first month or payroll period in which benefits are not paid; shall describe the reasons for the suspension, the Plan provision requiring the suspension and the Plan's procedure for providing a review of the decision to suspend benefits; and shall include a copy of this section and a statement that applicable Department of Labor regulations may be found at Section 2530.203-3 of the Code of Federal Regulations.

                  (c) If the notice required by subsection (b) is not provided to a Participant described in subsection (a) or if such a Participant is credited with less than 40 Hours of Service during a calendar month, the retirement benefit payable to the Participant determined as of the Annuity Starting Date shall be the greater of (i) the Participant's Accrued Benefit as of the date on which the Participant actually retired based on Average Monthly Compensation and Credited Service as of such date, or (ii) the Actuarial Equivalent, reflecting the deferred payment, of the Participant's Accrued Benefit determined as of Normal Retirement Date.

                  (d)      In the case of a Participant described in subsection
(a) whose benefits have been suspended under subsection (b), the benefit payable as of the Annuity Starting Date shall be such Participant's Accrued Benefit determined as of such date.

         4.4      Adjustments After Required Beginning Date. A Participant's
                  -----------------------------------------
Accrued Benefit shall be actuarially increased to take into account the period after age 70 1/2 in which the Employee does not receive any benefits under the Plan. The actuarial increase begins on the April 1 following the calendar year in which the Employee attains age 70 1/2, and ends on the date on which benefits commence after retirement in an amount sufficient to satisfy Section 401(a)(9) of the Code. The amount of actuarial increase payable as of the end of the period for actuarial increases must be no less than the Actuarial Equivalent of the Employee's retirement benefits that would have been payable as of the date on which the actuarial increase must commence plus the Actuarial Equivalent of additional benefits accrued after that date. The actuarial increase is generally the same as, and not in addition to, the actuarial increase required for that same period under Section 411 of the Code to reflect the delay in payments after normal retirement, except that the actuarial increase required under Section 401(a)(9)(C) of the Code must be provided even during the period during which an employee is in Section 203(a)(3)(B) service. For purposes of Section 411(b)(1)(H) of the Code, the actuarial increase will be treated as an adjustment attributable to the delay in distribution of benefits after the attainment of normal retirement age. To the extent permitted under Section 411(b)(1)(H) of the Code, the actuarial increase required under
Section 401(a)(9)(c)(iii) of the Code may reduce the benefit accrual otherwise required under Section 4.3(c), except that the rules on the suspension of benefits are not applicable.

         4.5      Reemployment of Retired Participant. (a) If a Retired
                  -----------------------------------
Participant who is receiving monthly benefits becomes an Employee, he or she shall continue to receive monthly benefit payments and shall become a Participant upon completion of an Hour of Service.

                  (b) The benefit payable to a Participant described in subsection (a) shall be adjusted as of the end of each Plan Year following his or her reemployment (the "benefit adjustment date"). The adjusted monthly benefit shall be paid in the form of payment already in effect for the Participant, beginning with the first monthly payment due after the benefit adjustment date or, if later, the Participant's Normal Retirement Date. The amount of the adjusted monthly benefit shall be the Participant's Accrued Benefit, based upon his or her

Average Monthly Compensation and Credited Service determined as of the benefit adjustment date, reduced by the amount determined under subsection (c).

                  (c) To determine the amount of a Participant's adjusted monthly benefit, the amount determined under subsection (b) shall be reduced by the Actuarial Equivalent of all distributions made to the Participant by the benefit adjustment date as to which the Plan could (without regard to Code
Section 401(a)(9) and the Regulations thereunder) have suspended payment under
Section 4.4. No reduction under this subsection shall have the effect of reducing the monthly benefit payable to the Participant below the monthly benefit in effect as of the last day of the Plan Year preceding the benefit adjustment date.

         4.6      Effect of Break in Service. (a) Except as otherwise provided
                  --------------------------
in Section 4.7(b), in the case of a Participant who incurs a Break in Service, Years of Service shall include periods of service before the Break in Service only if (i) the Participant had a vested benefit before the Break in Service, or (ii) the number of consecutive Breaks in Service is less than either five or the Participant's aggregate Years of Service before such Breaks in Service.

                  (b) Any Year of Service that is not credited under this Plan shall not be taken into account for purposes of subsection (a).

         4.7      Effect of Prior Distribution; Repayment of Distribution. (a)
                  -------------------------------------------------------
Subject to subsection (b), if a Participant separates from, and then returns to, service with the Employer, any benefits to which such Participant becomes entitled shall be reduced by the Actuarial Equivalent of any benefits previously distributed.

                  (b) If an individual has received a lump sum payment under Article 6 or Article 8 that is less than the present value of his or her Accrued Benefit and is again employed by the Employer in a classification of employees eligible to participate in the Plan, he or she shall be entitled, during the period commencing on the date of reemployment and ending on the earlier of the fifth anniversary of such date or the occurrence of five consecutive Breaks in Service commencing after the lump sum payment, to recontribute to the Trust Fund the full amount of the lump sum payment. A Participant who recontributes an amount under this subsection shall pay interest, compounded annually, at the rate determined under Section 411(c)(2)(C) of the Code from the date on which the lump sum payment is received until repayment is made. Any amount recontributed and the interest paid thereon shall not be considered an annual addition for purposes of Article
5. All of a Participant's Credited Service shall be aggregated for purposes of the Plan upon a payment to the Trustee in accordance with this subsection. In the event a Participant does not make a payment under this subsection, any Credited Service prior to the Break in Service shall be disregarded when determining such Participant's Accrued Benefit.

         4.8      No Duplication of Benefits. No Participant shall be entitled
                  --------------------------
to a benefit under this Plan based upon any period of service with respect to which he is receiving benefits under any other defined benefit pension plan to which the Employer or an Affiliated Employer contributes on his behalf.

                                    ARTICLE 5
                                    ---------

                             Limitations on Benefits
                             -----------------------

         5.1      Definitions. The following definitions shall apply for
                  -----------
purposes of this Article 5:

                  (a)      (i)    "Annual additions" means, with respect to a
Participant for each limitation year, the sum of:

                                  (A) The contributions by the Employer or an Affiliated Employer to any qualified defined contribution plan;

                                  (B)    any forfeitures allocated to a
                  Participant under such a plan;

                                  (C) any contribution to such a plan by the Participant; and

                                  (D)    any contribution by an Affiliated
                  Employer allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, established for a Participant under any pension or annuity plan, and, in the case of an individual who is or was at any time a key employee, as defined in Section 416(i) of the Code, any contribution by an Affiliated Employer paid or accrued to a separate account in a funded welfare benefit plan, as defined in Section 419(e) of the Code, established for the purpose of providing post-retirement medical benefits.

                           (ii)   The term "annual additions" shall not include
any investment earnings allocable to a Participant, amounts recontributed to this Plan or any rollover contribution (including amounts received by a trustee of a plan of an Affiliated Employer in a direct transfer from another qualified plan).

                  (b) "Earnings" means wages, as defined in Section 3401(a) of the Code, and other compensation received by a Participant during a limitation year that are reported in Box 1 on IRS Form W-2 (Wage and Tax Statement) for the calendar year in which such limitation year ends. Earnings shall be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages on the basis of the nature or location of the employment or the services performed. For limitation years beginning after 1997, earnings shall also include elective amounts that are not includible in the gross income of the Participant under Section 125, 402(e)(3), 402(h), 403(b) or, effective for limitation years beginning after 2000, 132(f)(4) of the Code.

                  (c) "Excess amount" means the amount allocated or credited to a Participant in excess of the limits applicable under Section 5.2 or 5.3.

                  (d)      "Limitation year" means the Plan Year.

                  (e) "Projected annual retirement benefit" means the annual benefit to which a Participant would be entitled under any qualified defined benefit retirement plan maintained by the Affiliated Employers, based on the assumptions that employment continues until normal retirement age, that earnings continue until normal retirement age at the same rate as in effect in the plan's limitation year under consideration, and that all other relevant factors used to determine benefits under the plan as of the current limitation year of such plan remain constant for al such limitation years.

         5.2      Maximum Annual Retirement Benefit.
                  ---------------------------------

                  (a)      (i)    The maximum annual retirement benefit payable
to any Participant for any limitation year under this Plan and any other qualified defined benefit retirement plan maintained by the Affiliated Employers, shall not exceed the lesser of:

                                  (A)    100% of the Participant's average
                  earnings for the three consecutive highest paid years, or

                                  (B)    $90,000, adjusted in accordance with
                  Section 5.4.

                           (ii)   If the annual retirement benefit is not paid
in the form of a single life annuity or qualified joint and survivor annuity (as defined in Section 417(b) of the Code), the interest rate used to determine an Actuarial Equivalent of the limitation set forth in paragraph (i) shall be the greater of the rate set forth in Section 2.2(a) or 5%.

                  (b)      (i)    If a Participant has less than 10 years of
participation in the Plan, the limitation set forth in subsection (a)(i)(B) shall be reduced by multiplying such limitation by a fraction, the numerator of which is the number of years of participation in the Plan and the denominator of which is 10.

                           (ii)   If a Participant has less than 10 years of
employment with the Employer, the limitations set forth in subsection (a)(i)(A) and subsection (c) shall be reduced by multiplying such limitations by a fraction, the numerator which is the number of years of such employment and the denominator of which is 10.

                  (c) In the case of a Participant who has not participated in any qualified defined contribution retirement plan maintained by any Affiliated Employer (including an individual medical account or funded welfare benefit plan), this Plan, in conjunction with all other qualified defined benefit retirement plans of the Employer, may pay annual retirement benefits that exceed 100% of the average compensation of such Participant, provided such annual retirement benefits do not exceed $10,000 for the current Plan Year and for all prior Plan Years.

                  (d) If payment of an annual retirement benefit begins before Social Security Retirement Age, the dollar limitation set forth in subsection (a)(i)(B) (as adjusted under Section 5.4(a)) shall be reduced to the Actuarial Equivalent, determined in accordance with subsection (f), of such dollar limitation at Social Security Retirement Age.

                  (e) If payment of an annual retirement benefit begins after a Participant reaches Social Security Retirement Age, the dollar limitation set forth in subsection (a)(i)(B) (as adjusted under Section 5.4(a)) shall be increased to the Actuarial Equivalent of an annual benefit commencing at Social Security Retirement Age equal to such dollar limitation. Actuarial equivalence shall be determined in accordance with subsection (f).

                  (f)      (i)    For purposes of the adjustment required by
subsection (e), the Actuarial Equivalent dollar limit shall be the lesser of the amount determined under Section 2.2(a) or the amount determined by substituting an interest rate assumption of 5% for the interest rate assumption in Section 2.2(a).

                           (ii)   For purposes of the adjustment required by
subsection (d), the dollar limit shall be reduced until age 62 by using the factors that reduce old-age insurance benefits under the Social Security Act and, if benefits begin before age 62, such limit shall be further reduced to the Actuarial Equivalent of the limit at age 62. The Actuarial Equivalent of the dollar limit at age 62 shall be the lesser of the amount determined under
Section 2.2(a) or the amount determined by substituting an interest rate assumption of 5% for the interest rate assumption in Section 2.2(a).

         5.3      Combined Plan Limitation. (a) This section shall not apply
                  ------------------------
after December 31, 1999.

                  (b) In the case of a Participant who is or has at any time been covered by a qualified defined contribution retirement plan maintained by an Affiliated Employer, the sum of the defined contribution fraction described in subsection (b) and the defined benefit fraction described in subsection (c) shall not exceed 1.0.

                  (c)      (i)    the defined contribution fraction is a
fraction:

                                  (A)    the numerator of which is the sum of
                  the annual additions for the current and all prior limitation years, determined with respect to each such year under the rules governing the crediting of annual additions for such year and computed as of the end of such year:

                                         (1)    credited to the Participant
                                  under any qualified defined contribution retirement plan of an Affiliated Employer, whether or not terminated,

                                         (2)    attributable to nondeductible
                                  employee contributions to any defined benefit retirement plan of an Affiliated Employer, whether or not terminated,

                                         (3)    attributable to any welfare
                                  benefit plan, as defined in Section 419(e) of the Code, of an Affiliated Employer, and

                                         (4)    attributable to any individual
                                  medical account, as defined in Section 415(1)
                                  (2) of the Code, maintained by an Affiliated
                                  Employer; and

                                  (B) the denominator of which is the sum of the lesser of the following amounts, computed for each limitation year as of the end of such year and including limitation years when the individual was not a Participant as a result of ineligibility to participate or because the Employer did not maintain a defined contribution plan:

                                         (1)    125% of the defined contribution
                                  dollar limitation in effect for such
                                  limitation year, or

                                         (2)    35% of the Participant's
                                  earnings for the limitation year.

                  (d)      (i)    Subject to paragraph (ii), the defined benefit
fraction is a fraction:

                                  (A)    the numerator of which is the sum of
                  the Participant's projected annual retirement benefits under each qualified defined benefit retirement plan of the Affiliated Employers, whether or not terminated, determined as of the end of the limitation year; and

                                  (B)    the denominator of which is the lesser
                  of:

                                         (1)    125% of $90,000 (or, in the case
                                  of benefits commencing before or after the Social Security Retirement Age, the
                                  Actuarial Equivalent of such amount), as adjusted under Section 5.4(a), or

                                         (2)    140% of the Participant's
                                  average earnings for the highest three
                                  consecutive limitation years, as adjusted under Section 5.4(b).

                           (ii)   If a Participant was a participant as of the
first day of the first limitation year beginning after 1986 in any qualified defined benefit retirement plan of an Affiliated Employer that was in effect on May 6, 1986, the denominator of the defined benefit fraction shall not be less than 125% of such Participant's minimum accrued benefit.

                  (e) If a Participant is, or has ever been, covered under more than one defined benefit plans maintained by the Employer, the sum of the Participant's annual benefits from all such plans can not exceed the maximum permissible amount. Benefits shall be reduced under any other defined benefit plan before under this Plan unless such plans are terminated, in which event benefits shall be limited in this Plan.

                  (f) If the Employer maintains, or at any time maintained, one or more qualified defined contribution plans, welfare benefit funds, as defined in Code Section 419(e), or individual medical accounts, as defined in Code Section 415(1)(2) which provides an annual addition covering any Participant in this Plan, the sum of the Participant's defined contribution fraction and defined benefit fraction shall not exceed 1.0 in any limitation year. If the limitations of Code Section 415(e) become applicable, benefits under a defined contribution plan are first provided.

         5.4      Cost of Living Adjustment. (a) The dollar limitation referred
                  -------------------------
to in Section 5.2(a)(i)(B) shall be adjusted in accordance with Regulations for increases in the cost of living.

                  (b) In the case of a Participant who has separated from service with the Employer, the amount of average earnings described in Sections 5.2(a)(i)(A) and 5.3(d)(i)(B)(2) shall be adjusted annually by multiplying such amount by a fraction with a numerator equal to the adjusted dollar limitation described in Section 5.2(a)(i)(B) for the limitation year for which such adjustment is being made, and a denominator equal to the adjusted dollar limitation in effect for the year in which such separation from service occurred.

                  (c) If an Affiliated Employer maintains a qualified defined benefit retirement plan providing any post-retirement ancillary benefits (other than a qualified joint and survivor annuity with the Participant's spouse), the denominator referred to in Section 5.3(d)(i)(B) shall be adjusted in accordance with Regulations.

         5.5      Special Limitation for 25 Highest-Paid Employees. (a) Subject
                  -------------------------------------------------
to subsection (b), the annual benefit payments made to any individual who is one of the 25 most highly compensated active and former Highly Compensated Employees shall not exceed the sum of: (i) the payments that would be made to such individual under a straight life annuity that is the Actuarial Equivalent of the individual's Accrued Benefit and all other benefits, other than a Social Security supplement, payable to the individual under the Plan, and (ii) the annual amount payable to the individual under a Social Security supplement.

                  (b) Subsection (a) shall not apply with respect to an individual described in such subsection if: (i) after payment of all benefits due to such individual under the Plan, the value of the Trust Fund would equal or exceed 110% of the value of the current liabilities, as defined in Code
Section 412(1)(7), of the Plan; (ii) the lump sum Actuarial Equivalent of the benefits payable to such individual under the Plan is less than 1% of the value of such current liabilities; or (iii) the lump sum Actuarial Equivalent of all benefits payable to such individual under the Plan does not exceed $5,000.

                  (c)      (i)    The benefit of a Participant that is
restricted by subsection (a) may be distributed in full to such Participant if, before receipt of the restricted amount, the Participant enters into a written agreement with the Administrator to secure repayment to the Plan of the restricted amount. The "restricted amount" is the excess of the amounts to be distributed to the Participant (accumulated with reasonable interest) over the amounts that could have been distributed to the Participant under the straight life annuity described in subsection (a)

(accumulated with reasonable interest). The Participant may secure repayment of the restricted amount by: (A) entering into an agreement for the deposit in escrow with an acceptable depositary of property having a fair market value equal to at least 125% of the restricted amount, (B) providing a bank letter of credit in an amount not less than the restricted amount, or (C) posting a bond, furnished by an insurance company, bonding company or other surety for federal bonds, in an amount not less than the restricted amount.

                           (ii)   An escrow agreement described in paragraph
(i)(A) may permit the Participant to withdraw amounts in excess of 125% of the restricted amount provided that, if the market value of the property held under such arrangement falls below 100% of the remaining restricted amount, the Participant is required to deposit additional property to increase the value of the property held by the depositary to not less than 125% of the remaining restricted amount. Such an escrow agreement may provide that, subject to the Participant's obligation under the preceding sentence, the Participant shall have the right to receive any income from the property placed in escrow.

                           (iii)  A surety or bank may release any liability in
excess of the remaining restricted amount under a bond or letter of credit described in paragraph (i)(B) or (C).

                           (iv)   If the Administrator certifies to the
depositary, surety or bank that the Participant (or the Participant's estate) is no longer required to repay the restricted amount, a depositary may redeliver to the Participant (or the Participant's estate) any property held under an escrow agreement, and a surety or bank may release any liability on a Participant's bond or letter of credit.

                  (d) For purposes of this section, the term "benefit" includes loans in excess of the limit set forth in Code Section 72(p)(2)(A); any periodic income; any withdrawal values payable to a living employee; and any death benefits not provided for by insurance on the employee's life.

                                    ARTICLE 6
                                    ---------

                         Payment of Retirement Benefits
                         ------------------------------

         6.1      Commencement of Benefits.
                  ------------------------

                  (a)      Application for Benefits. Except as provided in
                           ------------------------
subsection (b) and Sections 6.2(a), 7.5 and 8.5(a), payment of benefits under the Plan shall commence as soon as practicable after approval of an Application for Benefits but in no event later than 60 days after the last day of the Plan Year in which occurs the latest of (i) Normal Retirement Date, (ii) separation from service with the Affiliated Employers, or (iii) the tenth anniversary of the date on which the Participant commenced participation in the Plan.

                  (b)      Required Beginning Date.
                           -----------------------

                           (i)    Except as otherwise provided in paragraph
(ii) or (iii), payment of benefits hereunder shall commence no later than the April 1 next following the later of the calendar year in which an individual attains age 70-1/2 or the calendar year in which the individual separates from service with the Affiliated Employers.

                           (ii)   Payment of benefits to an Employee who (A) is
not a 5-percent owner and (B) attains age 70-1/2 before 2002 shall commence no later than the April 1 next following the calendar year in which the Employee attains age 70-1/2, unless the Employee elects to defer the commencement of benefit payments until separation from service with the Affiliated Employers. In the event of such an election, payment of benefits shall commence no later than April 1 of the calendar year following the calendar year in which the Employee separates from service with the Affiliated Employers.

                           (iii)  Paragraph (i) shall not apply to an Employee
who is a 5-percent owner. Payment of benefits to such an Employee shall commence no later than April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2.

                           (iv)   For purposes of this subsection, `5-percent
owner' means an individual who, at any time during the Plan Year ending in the calendar year in which the individual attains age 70-1/2 or during any of the four preceding Plan Years, is described in Section 16.1(e)(i)(C).

         6.2      Automatic Forms of Payment.
                  --------------------------

                  (a)      Cashout of $5,000 or Less. Notwithstanding any other
                           -------------------------
provision of this Article, if the Actuarial Equivalent lump sum value of an individual's Accrued Benefit does not exceed $5,000 the Administrator shall direct the Trustee to distribute such benefit in an Actuarial Equivalent lump sum payment without the consent of the Participant (or the Participant's spouse, if any) as soon as practicable following the last day of the Plan Year in which the date on which such individual becomes a Retired Participant. If such value exceeds $5,000 at the time of any distribution under the Plan, the value of the benefit shall be deemed to exceed $5,000 at all times thereafter.

                  (b)      Married Participants. Unless an election under
                           --------------------
Section 6.3 is in effect, the Accrued Benefit of a Participant who is married during the twelve-consecutive month period ending on the Annuity Starting Date shall be paid in the form of an Actuarial Equivalent joint and survivor annuity with level monthly payments for the life of the Participant and, upon his or her death after the commencement of benefit payments, monthly payments equal to 50% of the Participant's monthly benefit continuing to his or her spouse for life if he or she survives the Participant.

                  (c)      Unmarried Participants. Unless an election under
                           ----------------------
Section 6.3 is in effect, the Accrued Benefit of an unmarried Participant shall be paid in the form of level monthly payments for the life of the Participant with such payments ceasing upon his or her death

         6.3      Waiver of Automatic Annuity Form. (a) A Participant may elect
                  --------------------------------
to waive the automatic joint and survivor annuity or life annuity. Such election must be made in writing during the period beginning upon receipt of the written explanation described in Section 6.4 and ending on the Annuity Starting Date, and may be revoked in writing at any time during such period.

                  (b)      Consent of Spouse Required. A married Participant's
                           --------------------------
waiver of the automatic joint and survivor annuity must include the written consent of the individual who is the Participant's spouse on the Annuity Starting Date. The spouse's consent must specifically acknowledge any designated Beneficiary, the effect of such election and the form of payment elected, and must be witnessed by a Plan representative or a notary public. A change in the designated Beneficiary made subsequent to a spousal consent shall be deemed to be a revocation of the Participant's election to waive the joint and survivor annuity. Any subsequent election to waive the joint and survivor annuity must comply with the requirements of this subsection.

                  (c)      When Consent Not Needed. The consent of the
                           -----------------------
Participant's spouse shall not be required if it is established to the satisfaction of the Administrator that it cannot be obtained because there is no spouse or the spouse cannot be located, or under such other circumstances as may be prescribed by Regulations.

         6.4      Explanation of Automatic Annuity Form.
                  -------------------------------------

                  (a) Subject to subsection (b), not less than 30 days and not more than 90 days before the Annuity Starting Date, the Administrator shall provide each Participant with a written explanation of:

                           (i)    the terms and conditions of the automatic
joint and survivor annuity or, in the case of an unmarried Participant, life annuity;

                           (ii)   the Participant's right to waive the joint and
survivor annuity or the life annuity and the effect of a waiver;

                           (iii)    a description of the material features and
relative values of the optional forms of payment available under the Plan;

                           (iv)   the requirements that the Participant's spouse
consent to any waiver of the automatic joint and survivor annuity and that the spouse's consent specifically acknowledge the effect of such waiver, any designated Beneficiary and the form of payment elected; and

                           (v)    the Participant's right to revoke the waiver
and the effect of such revocation.

                  (b) Payments of benefits may commence less than 30 days (but not less than 8 days) after an individual's receipt of the information required by subsection (a) if:

                           (i)    the Participant has been provided with
information that clearly indicates that the Participant has at least 30 days to consider whether to waive the joint and survivor annuity and elect (with spousal consent) a form of distribution other than a joint and survivor annuity;

                           (ii)   the Participant is permitted to revoke any
affirmative distribution election at least until the Annuity Starting Date, or if later, at any time prior to the expiration of the 8-day period beginning on the date on which the explanation of the joint and survivor annuity is provided to the Participant; and

                           (iii)  the Annuity Starting Date is a date after the
date on which the written explanation was provided to the Participant.

                  (c) If an individual's Annuity Starting Date will occur more than 90 days after the date on which such individual received the information required by subsection (a), except as otherwise permitted by Regulations, the Administrator shall again furnish such individual with the written information required by subsection (a) so that such information is received no more than 90 days before the Annuity Starting Date.

                  (d) Within 30 days of the receipt of a timely written request from an individual who has received the information described in subsection (a), but not more frequently than once during any Plan Year, the Administrator shall provide such individual with a written explanation of the financial effect on such individual's benefits of any election under this section.

         6.5      Optional Forms of Payment. Subject to Section 6.2, a
                  -------------------------
Participant may, by filing an Application for Benefits, elect to have the Actuarial Equivalent of his or her Accrued Benefit paid under one of the following options:

                  (a)      Contingent annuitant option - level monthly payments
                           ---------------------------
for the life of the Participant with, upon his or her death after the commencement of benefit payments, payments (at the same rate as that paid to the Participant or, if the Participant so elects, 50% or 100% of such rate) continuing to the contingent annuitant for life if he or she survives the Participant. A Participant's election of the contingent annuitant option shall not take effect if the Participant or the contingent annuitant dies before the Annuity Starting Date:

                  (b)      Life annuity option - level monthly payments for the
                           -------------------
life of the Participant with such payments ceasing upon his or her death; and

                  (c)      Lump sum payment - a single lump sum payment that is
                           ----------------
the Actuarial Equivalent of the Participant's Accrued Benefit.

         6.6      Code Section 401(a)(9) Requirements. (a) Distributions under
                  -----------------------------------
the Plan shall be made in accordance with Section 401(a)(9) of the Code and Regulations thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 thereof. Notwithstanding any other provision of the Plan, with respect to distributions under the Plan made for calendar years after 2000, the Plan shall apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the Regulations under said section proposed on January 17, 2001. The preceding sentence shall apply to calendar years beginning before the effective date of final Regulations under Section 401(a)(9) of the Code or until such other date as may be specified by the Internal Revenue Service.

                  (b) If a person other than the Participant's spouse is a contingent annuitant, the periodic annuity payment to the survivor of the Participant must not exceed the applicable percentage of the annuity payment for such period payable to the Participant under the applicable table contained in
Section 1.401(a)(9)-2 of the Regulations under the Code. In addition, notwithstanding any other provision in the Plan, no payment option shall be permitted if it causes a Participant's benefit to be paid over a period of time extending beyond the Participant's life expectancy (or the joint life expectancies of the Participant and contingent annuitant as of the time payments commence, without any recalculation of life expectancies thereafter), and the Plan provisions shall be applied consistent with the Regulations issued under Code Section 401(a)(9).

         6.7      No Decrease in Benefit.  After benefit payments have begun,
                  ----------------------
they shall not be reduced because of an increase in Social Security benefit levels or in the Social Security wage base.

         6.8      Use of Term "Participant". For purposes of this Article, the
                  -------------------------
term "Participant" includes a Former Participant.

                                    ARTICLE 7
                                    ---------

                                 Death Benefits
                                 --------------

         7.1      Pre-retirement Survivor Annuity. (a) Subject to Section 7.5
                  -------------------------------
and the following subsections of this section, the surviving spouse of a vested Participant who was legally married to such spouse for the twelve-month period preceding the date of his death and dies before his Annuity Starting Date shall receive a death benefit in the form of the preretirement survivor annuity described in subsection (b).

                  (b)      (i)    The preretirement survivor annuity payable
under subsection (a) is a monthly pension benefit for the life of the surviving spouse equal to:

                                  (A) In the case of a vested Participant who dies after the earliest date on which retirement benefits could have been paid under Article IV, 50% of the Participant's Accrued Benefit calculated as if the Participant had retired on the day before death and had elected to have vested benefits paid in the form of an Actuarial Equivalent 50% joint and survivor annuity under Section 6.2(b).

                                  (B) In the case of a vested Participant who dies on or before the earliest date on which retirement benefits could have been paid under Article IV, 50% of the Participant's Accrued Benefit calculated as if the Participant had separated from service on the date of death, had survived to the earliest date on which retirement benefits could have been paid, had commenced receiving vested benefits on that date in the form of an Actuarial Equivalent 50% joint and survivor annuity in accordance with Section 6.2(b), and had died on the day following the date on which benefits commenced.

                           (ii)   The surviving spouse shall be entitled to
commence payment of the preretirement survivor annuity described in paragraph
(i)(A) as of the later of: (A) first day of the month following the Participant's death, or (B) the first day of the month in which the Participant would have been eligible to commence benefit payments. Notwithstanding the foregoing, no benefits shall commence prior to the Participant's Normal Retirement Date without the consent of the spouse.

                  (c)      (i)    With spousal consent as provided in this
paragraph, a Participant may elect in writing to waive the preretirement survivor annuity. Any such election shall be made by the Participant and contain the consent of the Participant's spouse. The spouse's written consent must be witnessed by a Plan representative or a notary public, and specifically acknowledge the effect of such election and any other designated Beneficiary. No consent shall be required if it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse or the spouse cannot be located, or under such other circumstances as may be prescribed by Regulations.

                           (ii)   An election under this subsection must be made
during the period beginning on the first day of the Plan Year in which the Participant attains age 35 or, if later, the date on which the individual becomes a Participant, and ending on the earlier of the Participant's Annuity Starting Date or the date of the Participant's death. If a Participant separates from service with the Employer before the beginning of such election period, such period shall begin on the date of separation from service.

                           (iii)  The Plan Administrator shall provide each
Participant with a written explanation of the preretirement survivor annuity containing information comparable to that required by Section 6.4(a). The written explanation shall be provided during whichever of the following four periods ends last:

                                  (A) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                                  (B)    The 12-month period commencing on the
                  date on which the individual becomes a Participant.

                                  (C)    The 12-month period commencing on the
                  date on which the preretirement survivor annuity is no longer subsidized within the meaning of Section 1.401(a)-20 of the Regulations.

                                  (D)    The 12-month period commencing on the
                  date on which the preretirement survivor annuity first became effective with respect to the Participant.

                           (iv)   In the case of a Participant who separates
from service with the Employer before age 35, the written explanation required by this subsection shall be provided during the 12-month period commencing on the date of separation from service.

                           (v)    A Participant may revoke a waiver of the
preretirement survivor annuity at any time during the election period without the spouse's consent. Any subsequent waiver must contain the spouse's consent. For purposes of this Section 7.1, any change in Beneficiary designation occurring after the spousal consent shall be deemed to be a revocation of the Participant's waiver of the preretirement survivor annuity.

                           (vi)   An election, or a failure to make an election,
under this Section 7.1 shall not affect the Participant's right upon retirement to elect an optional form of payment under Section 6.5.

         7.2      Other Pre-Retirement Death Benefits. (a) The Beneficiary of a
                  -----------------------------------
Participant who dies before the Annuity Starting Date shall be entitled to receive:

                           (i)    if an election under Section 7.1(c) is in
effect, the amount described in subsection (b), or

                           (ii)   in all other cases, the excess of the amount
described in subsection (b) over the value of the death benefit, if any, payable under Section 7.1(a).

                  (b) The amount described in this subsection is: (i) in the case of a Participant who separates from service with the Affiliated Employers before attaining Normal Retirement Age, the Actuarial Equivalent of the Participant's vested Accrued Benefit; and (ii) in the case of a Participant who does not separate from service with the Affiliated Employers before attaining Normal Retirement Age, the Actuarial Equivalent of the Participant's Accrued Benefit.

                  (c) Subject to Section 6.6, the Beneficiary shall be entitled to commence payment of the benefit described in this section as of the later of: (i) first day of the month following the Participant's death, or (ii) the first day of the month in which the Participant would have been eligible to commence benefit payments.

                  (d) If a Beneficiary has not been designated by a Participant, the Beneficiary shall be the surviving spouse or, if there is no surviving spouse, the Participant's estate.

         7.3      Death After Benefits Commence. If a Participant dies on or
                  -----------------------------
after the Annuity Starting Date, the death benefit, if any, payable to the Beneficiary shall depend upon the form of payment of benefits in effect for such Participant at the time of death.

         7.4      Designation of Beneficiary. Subject to Section 7.1, each
                  --------------------------
Participant shall have the right to designate the Beneficiary to receive death benefits payable hereunder and, subject to Section 7.5, the manner in which such death benefits shall be paid. Such designations shall be made on a form furnished by and filed with the Administrator, and may be changed in a like manner.

         7.5      Immediate Cashout of $5,000 or Less. If the value of the lump
                  -----------------------------------
sum Actuarial Equivalent of the death benefit payable under this Article does not exceed $5,000, the Administrator shall direct the Trustee to distribute the entire value of such benefit in a lump sum payment provided such payment is made prior to the commencement of death benefit payments. If the value of the lump sum Actuarial Equivalent of such death benefit exceeds $5,000 at the time of any distribution under the Plan, the value of the benefit payable under this Article shall be deemed to exceed $5,000 (or $3,500) at all times thereafter.

         7.6      Use of Term "Participant" For purposes of this Article, the
                  ------------------------
term "Participant" includes a Former Participant.

                                   ARTICLE 8
                                   ---------

                      Separation from Service and Vesting
                      -----------------------------------

         8.1      Separation from Service. The eligibility of a Former
                  -----------------------
Participant to receive his distribution of benefits upon separation from service with the Affiliated Employers before his Normal Retirement Date or becoming Totally and Permanently Disabled shall be determined under this Article.

         8.2      Less Than Two Years of Service.
                  ------------------------------

                  (a)      Except as otherwise provided in Section 8.3(b) and
(c), a Participant who separates from service with the Affiliated Employers before completing two Years of Service shall not be entitled to receive a benefit under the Plan. Such an individual shall be deemed to have received a single sum payment in the amount of $0 on the date of separation from service and shall forfeit his or her Accrued Benefit as of the last day of the Plan Year in which separation from service occurs.

                  (b) If a Participant described in subsection (a) becomes an Employee before incurring five consecutive Breaks in Service, his or her Accrued Benefit shall be restored.

         8.3      At Least Two Years of Service; Full Vesting.
                  -------------------------------------------

                  (a) A Former Participant who separates from service with the Affiliated Employers after completing at least two Years of Service shall be entitled to receive a percentage of his or her Accrued Benefit, based upon the Participant's Years of Service, as follows:

                   Years of Service                   Vested Percentage
                   ----------------                   -----------------

                   Less than 2                               0%
                   2 but less than 3                         20%
                   3 but less than 4                         40%
                   4 but less than 5                         60%
                   5 but less than 6                         80%
                   6 or more                                 100%

                  (b)      Unless a forfeiture has previously occurred under
Section 8.2 (a), the Accrued Benefit of a Participant who separates from service before Normal Retirement Age and is not 100% vested shall be forfeited upon the occurrence of the earlier of: (i) the occurrence of five consecutive Breaks in Service, or (ii) the date on which the Participant receives or commences to receive distribution of his Accrued Benefit.

         8.4      Prior Break in Service. The vested percentage of the Accrued
                  ----------------------
Benefit, other than amounts previously forfeited under this Article, of a Former Participant who again becomes a Participant after a Break in Service shall be determined as follows:

                  (a) If the Former Participant had achieved any percentage of vesting before the Break in Service, all Years of Service shall be aggregated.

                  (b) If the Former Participant had not achieved any percentage of vesting before the Break in Service, and if the number of consecutive Breaks in Service is less than either (i) five or (ii) the aggregate number of Years of Service before such Breaks in Service, all Years of Service shall be aggregated.

                  (c) If the Former Participant had not achieved any percentage of vesting before the Break in Service, and if the number of consecutive Breaks in Service equals or exceeds both (i) five and (ii) the aggregate number of Years of Service before such Breaks in Service, all Years of Service before such Breaks in Service shall be disregarded.

         8.5      Payment of Vested Benefit.
                  -------------------------

                  (a)      Immediate Cashout of $5,000 or Less. If the Actuarial
                           -----------------------------------
Equivalent lump sum value of a Former Participant's vested Accrued Benefit does not exceed $5,000, the Administrator shall direct the Trustee to distribute such vested benefit in a single sum payment without the consent of the Former Participant (and his or her spouse, if any) as soon as practicable following separation from service. If the Actuarial Equivalent lump sum value of an individual's vested Accrued Benefit exceeds $5,000 at the time of any distribution under the Plan, its value shall be deemed to exceed $5,000 at all times thereafter.

                  (b)      Deferred Payment. Subject to subsection (c), a Former
                           ----------------
Participant who has separated from service with the Affiliated Employers with a vested Accrued Benefit whose

Actuarial Equivalent lump sum value exceeds $5,000 shall be entitled to receive a distribution of his or her vested Accrued Benefit at Normal Retirement Date in accordance with Article 6.

         8.6      No Decrease in Benefit. The vested benefit of a Former
                  ----------------------
Participant shall not be decreased by reason of an increase in Social Security benefit levels or in the Social Security wage base occurring after separation from service.

                                   ARTICLE 9
                                   ---------

          Applications for Benefits and Other Distribution Procedures
          -----------------------------------------------------------

         9.1      Application Must Be Filed. (a) Benefits under the Plan shall
                  -------------------------
be paid in the manner and at the time selected in an Application for Benefits filed with the Administrator in accordance with this Article after receipt of the information required by subsection (b)(i) and (ii) and as soon as reasonably practicable after the Annuity Starting Date.

                  (b) Not less than 30 and not more than 90 days before an individual's Annuity Starting Date, the Administrator shall provide the individual with an Application for Benefits and the following written information:

                           (i)    a general description of the material features
of, and an explanation of the relative values of, the optional forms of payment available under the Plan; and

                           (ii)   information as to the individual's right, if
any, to defer receipt of the distribution and that failure to file an Application for Benefits within the time specified in this Article shall be treated as an election to defer.

                  (c)      (i)    Except as provided in paragraph (ii), an
individual's Annuity Starting Date shall be not less than 30 days or more than 90 days after the date on which the individual has received the written information required by subsection (b)(i) and (ii). If an individual's Annuity Starting Date will occur more than 90 days after such date, the Administrator shall again provide such individual with the information required by subsection
(b)(i) and (ii) so that it is received no more than 90 days before the Annuity Starting Date.

                           (ii)   Payment of benefits may commence less than 30
days but not less than 8 days after an individual's receipt of the information required by subsection (b)(i) and (ii) in accordance with Section 6.4(b).

         9.2      Death Benefits Application.  The Application for Benefits
                  --------------------------
required for the payment of death benefits must be filed by the Beneficiary of a deceased Participant and must be accompanied by a death certificate.

         9.3      Termination Benefits Application. If payment of vested
                  --------------------------------
benefits is to commence at the election of a Participant before the Participant's Normal Retirement Date, an Application for

Benefits must be filed with the Administrator within a reasonable time following the Participant's receipt of such application.

         9.4      Normal Retirement Benefits. If a payment of a Participant's
                  --------------------------
benefit is to commence at or after Normal Retirement Date and the Participant fails to file an Application for Benefits within a reasonable time following receipt of such application and the written information required by Section 9.1(b)(i) and (ii), the benefit to which such Participant is entitled shall be paid in the automatic form under Article 6.

         9.5      Changes in Election. The election of a form of payment or the
                  -------------------
designation of a Beneficiary made in an Application for Benefits may be changed by filing a new Application for Benefits before the Annuity Starting Date.

         9.6      Review of Application. The Administrator shall promptly
                  ---------------------
process each Application for Benefits received by it and shall notify the applicant in writing of the action taken regarding the Application for Benefits within a reasonable period of time following its receipt.

         9.7      Obligation to Furnish Current Address; Missing Persons. (a) An
                  ------------------------------------------------------
individual for whom vested benefits are being held by the Trustee shall keep the Administrator notified of a current mailing address. The Administrator and the Employer shall be discharged from any liability resulting from a failure to pay benefits if reasonable effort has been made to contact the individual at the last address on record.

                  (b) If an individual entitled to benefits under the Plan cannot be located after diligent search and the whereabouts of such individual continues to be unknown for a period of three years, the Administrator may determine that such individual has died, whereupon such benefits shall be distributed to the Beneficiary or Beneficiaries determined in accordance with
Article 7. If no such Beneficiary or Beneficiaries can be located after reasonable efforts, the Administrator may determine that such benefits are forfeited in accordance with Section 8.3(b). Such benefits shall be restored to the Participant or Beneficiary entitled thereto upon such individual's claim therefor filed within the time prescribed by applicable law.

         9.8      Notice of Death, Retirement or Separation from Service.
                  ------------------------------------------------------
Whenever benefits become payable under the Plan because of the death, Retirement or other separation from service of a Participant, the Administrator shall transmit to the Trustee a notice specifying the name and address of the Participant (including, if applicable, any designated or contingent Beneficiary) or Beneficiary who is entitled to receive benefits under the Plan and the medium of payment.

         9.9      Mailing of Benefits. Whenever the Trustee is directed to make
                  -------------------
payment or delivery of benefits in accordance with a notice of the Administrator, mailing a check in the appropriate amount to the person or persons entitled thereto at the address designated in such notice shall be adequate delivery by the Trustee for all purposes.

         9.10     Minors and Incompetents. If any benefit hereunder becomes
                  -----------------------
payable to a minor, to an individual under a legal disability, or to an individual not judicially declared incompetent but who, by reason of illness or mental or physical disability, is, in the opinion of the Administrator, unable properly to administer such benefit, such benefit shall be paid to the legally appointed guardian or conservator of such individual, or to a relative or friend for the care and support of such individual, as selected by the Administrator, and the Trustee, the Administrator and the Employer shall not incur any liability therefor.

         9.11     Direct Rollover. (a) For purposes of this section, the
                  ---------------
following terms shall have the meanings set forth below:

                           (i)    "Direct rollover" means a payment to one or
more eligible retirement plans specified by a distributee.

                           (ii)   "Distributee" means an Employee or former
Employee; the surviving spouse of an Employee or former Employee; and the spouse or former spouse of an Employee or former Employee who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code.

                           (iii)  "Eligible retirement plan" means an individual
retirement account or annuity described in Section 408 of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in
Section 401(a) of the Code that will accept a distributee's eligible rollover distribution. Notwithstanding the foregoing, in the case of an eligible rollover distribution made to the surviving spouse of a Participant, an eligible retirement plan means only an individual retirement account or annuity.

                           (iv)   "Eligible rollover distribution" means the
distribution under the Plan of all or a portion of the balance to the credit of a distributee, other than: one or more distributions to be made during a taxable year of the distributee which in the aggregate are reasonably expected to be less than $200; a distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the distributee or the joint lives or joint life expectancy of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; payments under an annuity contract made in or after the year in which the employee attains (or would, if living, have attained) age 70-1/2; the portion of any distribution that is required to be made under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income.

                  (b) Notwithstanding any other provision of the Plan, a distributee may elect, in accordance with procedures established by the Administrator, that all or a portion of an eligible rollover distribution to be made to the distributee shall instead be distributed in a direct rollover. If a portion but not all of an eligible rollover distribution is to be distributed in a direct rollover, such portion may not be less than $500. In the case of an eligible rollover distribution not exceeding $500, any direct rollover must consist of the entire amount of the eligible rollover distribution.

                  (c)      (i)    Not less than 30 days before the Annuity
Starting Date of a distributee who is entitled to receive an eligible rollover distribution, the Administrator shall, in accordance with Section 402(f) of the Code, provide the distributee with a written explanation of the rules governing rollovers (including the right to make a direct rollover under subsection (b)), the special tax treatment available to lump sum distributions and the mandatory federal income tax withholding on any eligible rollover distribution for which no election is made under subsection (b). No later than the date on which the information required by this paragraph is provided to a distributee, the Administrator shall notify the distributee that he or she is entitled to consider, for a period of at least 30 days following receipt of such information, whether or not to make an election under subsection (b).

                           (ii)   Notwithstanding paragraph (i) but subject to
section 6.4(b), a direct rollover or distribution may be made less than 30 days after the distributee receives the information required by paragraph (i), if the distributee affirmatively elects to receive a distribution or to make a direct rollover under subsection (b).

         9.12     Meaning of Participant. For purposes of this Article, the term
                  ----------------------
"Participant" includes a Former Participant.

         9.13     Electronic Media. (a) Any reference in the Plan to "written"
                  ----------------
or "in writing" shall be construed to include a reference to the use of electronic media, to the extent made available by the Plan Administrator and permitted by the Internal Revenue Service and the Department of Labor.

         (b) Subsection (a) shall not apply for the following purposes under the Plan: (i) Any spousal required in connection with any action taken by a Participant, including the waiver of a spousal death benefit, a qualified preretirement survivor annuity or a joint and survivor annuity, the designation of a Beneficiary other than a spouse, or an application for a loan under the Plan; (ii) making or revoking a Beneficiary designation, (iii) providing notice of an amendment to the Plan's vesting schedule; (iv) any notification of action taken by the Administrator regarding an application for benefits; (v) a request for review of a denial of benefits and the submission of issues and comments in connection with such an appeal; and (vi) a Participant's request for a copy of the Plan or other documents relating to the establishment and operation of the Plan.

                                   ARTICLE 10
                                   ----------

                           Administration of the Plan
                           --------------------------

         10.1     Appointment of Administrator. In the absence of any action by
                  ----------------------------
the Employer to appoint an Administrator, the Employer shall be the Administrator of the Plan. The Employer may appoint one or more individuals, firms, corporations or other entities to be the Administrator of the Plan, and the Employer may, at any time and from time to time, remove such person(s) as Administrator, with or without cause.

         10.2     Powers and Duties of Administrator; Administrator Not to Act
                  ------------------------------------------------------------
in Discriminatory Manner. (a) The Administrator shall constitute the "named
------------------------
fiduciary" and the "administrator" with respect to the Plan as such terms are defined in ERISA, and in such capacities it shall have authority to control and manage the operation and administration of the Plan. The Administrator shall have the powers and duties specified in the Plan, including the discretionary authority to interpret the provisions of the Plan and to determine all questions relating to eligibility for benefits hereunder. Any such interpretation or determination adopted by the Administrator in good faith shall be binding upon the Employer and on all Participants, Former Participants and Beneficiaries. The Administrator, in exercising its discretion shall do so in a uniform and nondiscriminatory manner, treating all individuals in similar circumstances alike.

                  (b) The Administrator shall establish a funding method and policy consistent with the objectives of the Plan, and shall determine the Plan's short-and long-term financial needs and communicate such requirements to the Trustee.

                  (c) The Administrator may employ such accountants, counsel, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan. To the extent permitted by ERISA, the Administrator may delegate any of its fiduciary responsibilities or other duties or responsibilities to such persons as the Administrator deems appropriate.

                  (d) The Administrator may correct any defect, supply any omission, reconcile any inconsistency, and adopt such rules and procedures with respect to the administration of this Plan in such manner and to such extent as it may deem necessary and expedient to carry out the Plan.

                  (e) The Administrator may remedy any inequity resulting from incorrect information received or communicated in good faith or as a result of an administrative or operational error. Such remedial action may include taking such actions as may be required under any correction program established by the Internal Revenue Service, the Department of Labor or any other administrative agency, including the Employee Plans Compliance Resolution System of the Internal Revenue Service; reallocation of Plan assets; adjusting the amount of future payments to Participants, Former Participants, Beneficiaries or alternate payees; and the institution and prosecution of legal actions to recover benefit payments made in error.

         10.3     Administrator to Keep Accurate Records. The Administrator
                  --------------------------------------
shall keep accurate records and minutes of its proceedings and actions with respect to the Plan. It shall maintain, or cause to be maintained, accounts showing the operation and condition of the Trust Fund, and shall keep, or cause to be kept, in convenient form such data as may be necessary for the valuation of the assets and liabilities of the Plan. The Administrator shall prepare or cause to be prepared and distributed to Employees, Participants, Former Participants and Beneficiaries and to be filed with the appropriate government agencies, as the case may be, all necessary descriptions, reports, information and data required by the Code, ERISA and any other applicable law.

         10.4     Reliance on Specialists. None of the Employer, its officers,
                  -----------------------
directors and employees, the Administrator or the Trustee shall be responsible for any reports furnished by any specialist retained or employed by the Administrator but they shall be entitled to rely thereon as well as on certificates furnished by an accountant, and on all opinions of counsel. The Employer, its officers, directors and employees, the Administrator and the Trustee shall be fully protected with respect to any action taken or suffered by them in good faith in reliance upon such specialist, accountant or counsel, and all actions taken or suffered in such reliance shall be conclusive upon each of them and upon all Employees, Participants, Former Participants, Beneficiaries and any other persons interested hereunder and under the Trust Agreement.

         10.5     Compensation; Liability. (a) The Administrator shall be
                  -----------------------
entitled to reimbursement for its reasonable expenses incurred hereunder. Individuals serving as Administrator who are also full-time employees of the Employer shall not be compensated for their services as Administrator, except as their compensation as employees may be such compensation. Other individuals or entities serving as Administrator shall be entitled to reasonable compensation for their services.

                  (b) The Employer shall indemnify the Administrator who is also a full-time employee of the Employer against all liability occasioned by any act or omission to act, provided that the Administrator acted in good faith. The Employer shall be entitled to defend or maintain, either in its own name or in the name of the Administrator or any member thereof, any suit or litigation arising hereunder with respect to the Administrator or any member thereof, and may act as counsel or employ its own counsel for such purpose. Except as may be required by ERISA, no bond or other security shall be required of the Administrator for the faithful performance of its duties hereunder.

         10.6     Claims Procedure. (a) If a Participant, Former Participant or
                  ----------------
Beneficiary asserts a right to any benefit under the Plan that he has not received, he shall file a written claim for such benefit with the Administrator. If the Administrator wholly or partially denies such claim, it shall provide written notice to the claimant within 90 days of the receipt by the Administrator of the claim. The Administrator shall set forth in the notice:

                           (i)    the specific reasons for the denial of the
claim,

                           (ii)   specific reference(s) to pertinent provisions
of the Plan on which the denial is based,

                           (iii)  a description of any additional material or
information necessary to perfect the claim and an explanation of why such material or information is necessary, and

                           (iv)   an explanation of the Plan's claims review
procedure.

                  (b) A Participant, Former Participant or Beneficiary whose Application for Benefits is denied may request a full and fair review of the decision denying the claim within 60 days after receipt of the notice of the denial from the Administrator. The Participant, Former Participant or Beneficiary may:

                           (i)    request a hearing by the Administrator upon
written application to the Administrator,

                           (ii)   review pertinent documents in the possession
of the Administrator, and

                           (iii)  submit issues and comments in writing to the
Administrator for review.

                  (c) A decision on review by the Administrator shall be made promptly and not later than 60 days after the receipt by the Administrator of a request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the claimant will be so notified of the extension, and a decision shall be rendered as soon as possible, and not later than 120 days after the receipt of the request for review. The decision shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the Participant, Former Participant or Beneficiary, and specific reference to the pertinent provisions of the Plan on which the decision is based. The decision of the Administrator shall be final and binding upon all parties.

         10.7     Agent for Service of Legal Process. The Administrator shall
                  ----------------------------------
have the power to designate the agent for service of legal process for the Plan. Service of legal process may also be made upon the Trustee or the Administrator.

                                   ARTICLE 11
                                   ----------

                                    Trustee
                                    -------

         11.1     Trust Agreement. The Employer and the Trustee shall enter into
                  ---------------
a Trust Agreement establishing the Trust Fund and prescribing the powers, duties, obligations and functions of the Trustee with respect to the Trust
Fund. Such Trust Agreement, as in effect from time to time, is hereby incorporated into and made a part of this Plan.

         11.2     Investment of Trust Fund. Except as otherwise provided in the
                  ------------------------
Trust Agreement and subject to the Plan's funding policy and method, the Trustee shall invest and reinvest the assets of the Trust Fund in its discretion in accordance with all applicable rules, regulations and requirements, including the prudence and diversification requirements of ERISA. The Trust Agreement may provide for investment of all or any part of the Trust Fund in a common or collective trust and for the appointment by the Trustee of a corporation or trust company as trustee or managing agent of that portion of the Trust Fund to be so invested; during such time as any part or all of the Trust Fund is so invested, such common or collective trust shall constitute a part of this Plan.

         11.3     Trustee's Accounts. The assets of the Trust Fund shall be
                  ------------------
valued at their fair market value annually by the Trustee as of the last day of each Plan Year, or such other date as may be designated by the Administrator, and the values reported to the Employer and the Administrator, together with a statement of receipts and disbursements for the Plan Year and such other information regarding the Trust Fund as the Employer may request.

         11.4     Trustee's Records. The Trustee shall keep and maintain records
                  -----------------
under the direction of the Administrator which shall accurately disclose at all times the state of the Trust Fund.

         11.5     Trustee's Liability. The Trustee shall not be responsible for
                  -------------------
the validity of the Plan or Trust Agreement or for the adequacy of the Trust Fund to meet its obligations hereunder, but shall be accountable only for funds paid to it under the Trust Agreement.

         11.6     Trustee's Compensation and Expenses. The Trustee shall be
                  -----------------------------------
entitled to reimbursement for its reasonable expenses incurred hereunder. An individual serving as Trustee who is also a full-time employee of the Employer shall not be compensated for his services as Trustee, except as his compensation as an employee of the Employer may be such compensation. Other individuals and any corporation or trust company serving as Trustee shall be entitled to compensation for its services in such amount as the Employer and such Trustee may agree upon from time to time. Such reimbursement or compensation due a Trustee, if not paid by the Employer, shall constitute a charge upon the Trust Fund. The Trustee shall be entitled to indemnification from the Employer only if and to the extent so provided in the Trust Agreement.

                                   ARTICLE 12
                                   ----------

                   Contributions; Exclusive Benefit; Expenses
                   ------------------------------------------

         12.1     Contributions. (a) The Employer shall pay to the Trustee from
                  -------------
time to time such amounts as shall be necessary to provide the benefits under the Plan determined by the application of accepted actuarial methods and assumptions. The method of funding of the Plan shall be consistent with Plan objectives.

                  (b) No contribution shall be required or permitted under the Plan from any Participant.

         12.2     Exclusive Benefit. (a) Except as otherwise provided in this
                  -----------------
Article and Article 13, the assets of the Plan shall never be paid or revert to the Employer, or be used for any purpose other than the exclusive purpose of providing benefits to Participants or their Beneficiaries and defraying the reasonable expenses of administering the Plan.

                  (b) If the Administrator determines that the Employer has contributed any amount to the Trustee by reason of a mistake of fact, the Administrator may direct the Trustee in writing to return to the Employer, within one year after the payment of the contribution, the lesser of the amount actually contributed by such mistake of fact or its then current value.

                  (c) All contributions hereunder are made on the condition that the Plan and the Trust initially qualify under Sections 401(a) and 501 of the Code. If the Internal Revenue Service determines that the Plan and Trust do not initially qualify, the Administrator, upon the written request of the Employer, shall direct the Trustee to return to the Employer the then current value of any Employer contributions within one year following the denial of initial qualification.

                  (d) All contributions hereunder are made on the condition that they are deductible under Section 404 of the Code. If the Internal Revenue Service determines that any portion of the Employer's contribution for a Plan Year is not deductible, the Administrator, upon the written request of the Employer, shall direct the Trustee to return to the Employer the lesser of such disallowed portion or its then current value within one year following the disallowance of the deduction.

         12.3     Expenses. All expenses incurred in establishing and operating
                  --------
the Plan, including, but not limited to, legal and actuarial fees, brokerage commissions, administrative expenses and Trustee's expenses, shall be paid by the Trustee from the Trust Fund to the extent permitted under Sections 403(c)(1) and 404(a)(1)(A) of ERISA, unless paid by the Employer. In accordance with Prohibited Transaction Class Exemption 80-26, the Employer may advance to the Trustee amounts necessary to pay the ordinary operating expenses of the Plan or may pay such expenses itself, and in either event the Employer shall be entitled to be reimbursed by the Trustee for such advances or payments.

                                   ARTICLE 13
                                   ----------

                         Amendment; Termination; Merger
                         ------------------------------

         13.1     Permanence of Plan. The Employer has established the Plan with
                  ------------------
the bona fide intention and expectation of continuing it indefinitely, but the Employer shall be under no obligation or liability whatsoever to maintain the Plan (or the Trust) for any given length of time.

         13.2     Right to Amend or Terminate. (a) The Employer reserves the
                  ---------------------------
right at any time and from time to time to amend the Plan by resolution of the Board, and to terminate the Plan or the Trust by delivering to the Trustee a copy of a notice of termination executed by an officer of the Employer duly authorized by the Board. Notwithstanding the preceding sentence, the Employer shall have no power to amend or terminate the Plan or to terminate the Trust in such manner as would:

                           (i)    increase the duties or liabilities of the
Trustee without the written consent of the Trustee;

                           (ii)   cause or permit any of the Trust assets to be
diverted to purposes other than for the exclusive benefit of the Participants, Former Participants or their Beneficiaries;

                           (iii)  cause any reduction in the amount theretofore
credited to any Participant, Former Participant or Beneficiary or deprive any such person of any benefit distribution option theretofore accrued and available;

                           (iv)   deprive any Participant, Former Participant or
Beneficiary of any optional time or form of benefit payment with respect to amounts accrued prior to the effective date of such amendment; or

                           (v)    cause or permit any portion of the Trust Fund
to revert to or become the property of the Employer, except as provided in
Article 12 or this Article.

                  (b) If the Employer adopts an amendment changing the vesting provisions of the Plan, or any other amendment that directly or indirectly affects the computation of the vested percentage of any Accrued Benefit, a Participant or Former Participant who has at least three Years of Service may elect to have his vested percentage determined in accordance with the vesting schedule in effect immediately before the effective date of the amendment, unless the individual's vested percentage under the Plan as amended cannot at any time be less than such percentage determined without regard to such amendment. Such election shall be made in writing and be filed with the Administrator by the latest of (i) 60 days after the amendment is adopted, (ii) 60 days after the amendment becomes effective, or (iii) 60 days after written notice of the amendment is issued to the Participant or Former Participant by the Administrator. The Participant or Former Participant must have completed the required three years by the latest date on which an election may be filed hereunder. A Participant or Former Participant's vested percentage shall not be less than the percentage to which he would have been entitled in the event of separation from service immediately before the date on which such amendment is adopted or the effective date of such amendment, whichever is later.

         13.3     Termination of Plan or Plan and Trust. (a) Both the Plan and
                  -------------------------------------
the Trust shall automatically terminate upon the bankruptcy or dissolution of the Employer without continuation of the business of the Employer by a successor proprietorship, partnership or corporation that assumes the obligations of the Employer hereunder. Unless the Plan and Trust are sooner terminated pursuant to the preceding sentence, the Plan and, if so directed by the Employer, the Trust shall terminate upon delivery to the Trustee of a notice of termination executed on behalf of the Employer by an officer specifying the date as of which the Plan, or the Plan and the Trust, shall terminate.

                  (b) A successor to the business of the Employer, by whatever form or manner resulting, may continue the Plan and Trust by executing appropriate supplementary instruments, and such successor shall thereupon succeed to all of the rights, powers and duties of the Employer hereunder. The employment of any Employee who has continued in the employ of any such successor shall not be deemed to have been terminated or severed for any purpose hereunder if any such supplementary instrument so provides.

         13.4     Vesting on Termination or Partial Termination of Plan.
                  -----------------------------------------------------
Notwithstanding any other provision of the Plan, upon the termination or partial termination of the Plan (irrespective of whether the Trust is terminated), the rights of each Participant or Former Participant, or in the case of a partial termination, the rights of each Participant or Former Participant affected by such partial termination, and each Beneficiary, to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, shall become nonforfeitable.

         13.5     Limitation of Benefits on Plan Termination. Upon the
                  ------------------------------------------
termination of the Plan, the benefit of any individual who is or has been a Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

         13.6     Allocation of Assets. (a) Upon the complete termination of the
                  --------------------
Plan, after payment of fees and expenses, the Administrator shall allocate the net assets of the Trust Fund among the Participants, Former Participants and Beneficiaries in the following order:

                           (i)    Toward the payment of that portion, if any, of
each individual's Accrued Benefit derived from voluntary and rollover contributions.

                           (ii)   Toward the payment of that portion, if any, of
each individual's Accrued Benefit derived from mandatory contributions.

                           (iii)  In the case of those who were receiving
benefits or who were eligible to receive benefits, the benefits determined as follows:

                                  (A) In the case of an individual who was
                  receiving benefits during the three-year period before termination, the benefit determined in accordance with the provisions of the Plan in effect during the five-year period preceding the date of termination which result in the smallest benefit, but in no event less than the benefit he or she was receiving during such three-year period.

                                  (B) In the case of an individual who would
                  have been entitled to receive benefits had such individual retired before the beginning of the three-year period before termination, the benefit determined in accordance with the provisions of the Plan in effect during the five-year period preceding the date of termination which result in the smallest benefit.

                           (iv)   (A)    All other benefits, if any, guaranteed
                  under the provisions of Title IV of ERISA, determined without regard to Section 4022B(a) thereof.

                                  (B) The additional benefits, if any, which would be determined under subparagraph (A) for a substantial owner if Section 4022(b)(5) of ERISA did not apply.

                           (v) All other nonforfeitable benefits under the Plan.

                           (vi)   All other benefits under the Plan.

                  (b) Except as otherwise provided by law, any assets remaining in the Trust Fund after payment of the benefits described in subsection (a) shall be returned to the Employer.

                  (c) If the assets of the Trust Fund are not sufficient to provide the full amount of the benefits of all individuals described in paragraphs (i), (ii) and (iii) of subsection (a), such assets shall be allocated pro rata among such individuals on the basis of the present value, as of the date of termination, of their respective benefits described in such paragraphs. If the assets of the Trust Fund are not sufficient to provide the full amount of the benefits described in paragraph
(iv) of subsection (a), such assets shall be allocated as provided in Section 4044(b)(3) of ERISA.

         13.7     Liquidation of Trust. (a) Upon the termination of the Plan,
                  --------------------
the Employer shall direct the Trustee:

                           (i)    to reduce to cash all or part of the Trust
Fund, as the Employer may deem appropriate;

                           (ii)   to pay the liabilities, if any, of the Trust;
and

                           (iii)  to value the remaining assets of the Trust as
of the date of termination.

                  (b) In the event the Trust is also terminated, the Employer shall also direct the Trustee to distribute the assets of the Trust in cash or in kind, or partly in cash and partly in kind, to the individuals having an interest in the Trust in proportion to the amounts allocated to such individuals under Section 13.6. If the Trust is not terminated, the Employer shall so notify the Trustee and the Trustee shall continue to administer the Trust Fund as provided in the Plan and the Trust Agreement.

         13.8     Merger or Consolidation of Plan. The Plan shall not merge or
                  -------------------------------
consolidate with another plan or transfer assets and liabilities to another trust, unless each Participant is, in the event of plan termination immediately after the merger, consolidation or transfer, entitled to a benefit at least equal to the benefit such Participant would have been entitled to receive if the Plan had terminated immediately before such merger, consolidation or transfer. In any transaction described in the preceding sentence, the Trust Fund shall be allocated in accordance with Section 414(l) of the Code.

                                   ARTICLE 14
                                   ----------

                              Spendthrift Provision
                              ---------------------

         14.1     Prohibition on Assignment or Alienation. The beneficial
                  ---------------------------------------
interest in the Trust of a Participant, Former Participant or Beneficiary shall not be assignable or subject to attachment or receivership, nor shall it pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligation of the Participant, Former Participant or Beneficiary.

         14.2     Qualified Domestic Relations Order. (a) Section 14.1 shall not
                  ----------------------------------
apply to a qualified domestic relations order. The Administrator shall abide by the terms of any qualified domestic relations order. A "qualified domestic relations order" means any judgment, decree or order (including approval of a property settlement agreement) that creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable to a

Participant hereunder pursuant to a state's domestic relations law relating to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant, which specifically states:

                           (i)    The name and last known mailing address of the
Participant and of each alternate payee covered by such order;

                           (ii)   The amount or percentage of the Participant's
benefits to be paid by the Plan to each alternate payee or the manner in which such amount or percentage is to be determined;

                           (iii)  The number of payments or the period to which
such order applies; and
                           (iv)   The name of each plan to which such order
applies.

                  (b) The Administrator shall establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions made thereunder consistent with the following:

                           (i)    The Administrator shall promptly notify the
Participant and any named alternate payee of the receipt of a domestic relations order and the procedures used for determining whether such order is qualified under Section 414(p) of the Code.

                           (ii)   The Administrator shall, within a reasonable
time following receipt, determine whether such order is qualified and notify the Participant and each alternate payee of such determination.

                           (iii)  During the period beginning upon receipt of
the order and ending on the earlier of the date of determination of its qualified status or the expiration of 18 months, the Administrator shall separately account for the amounts which will be payable to the alternate payee if the domestic relations order is determined to be qualified.

                           (iv)   If, within 18 months of receipt, the order is
determined to be qualified, the Administrator shall pay the amounts described in paragraph (iii) to the alternate payee pursuant to the terms of the order. If, within 18 months of receipt, the order is determined not to be qualified, or the order's status is unresolved, the Administrator shall pay the amounts described in paragraph (iii) to the person or persons entitled to such amounts under the terms of the Plan as if no order had been received.

                           (v)    A determination that a domestic relations
order is qualified made later than 18 months after the receipt of such order shall only operate prospectively.

                  (c) Payments made under this section shall completely discharge the Plan of its obligations with respect to the Participant and each alternate payee to the extent of any such payments.

                  (d) To the extent authorized by a qualified domestic relations order, a distribution under the Plan may be made to an alternate payee before the Participant whose benefits are subject to such order attains the earliest retirement age (as defined in Section 414(p)(4)(B) of the Code), provided that the alternate payee consents to such distribution if the amount payable to the alternate payee exceeds $5,000.

         14.3     Offset of Benefits. (a) Subject to subsection (b), the
                  ------------------
foregoing prohibitions against alienation shall not apply to any offset of a Participant's benefits, made in accordance with the provisions of paragraphs
(C) and (D) of Section 401(a)(13) of the Code, against an amount that the Participant is ordered or required to pay to the Plan if the order or requirement to pay is due to: (i) a judgment of conviction against the Participant for a crime involving the Plan; (ii) a civil judgment (including a consent order or decree) entered by a court in an action brought against the Participant in connection with a violation (or alleged violation) of the fiduciary provisions of part 4 of subtitle B of title I of ERISA; or (iii) a settlement agreement between the Department of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation (or alleged violation) of the fiduciary provisions of ERISA.

                  (b) Any such judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan from the Participant's benefits under the Plan.

                  (c) In the case of a married Participant to whom the survivor annuity requirements of Section 401(a)(11) of the Code apply, no offset shall be made under this section unless the written consent of the Participant's spouse, witnessed by a notary public or a representative of the Plan, has been obtained or it has been established to the satisfaction of the Administrator that such consent cannot be obtained because the Participant has no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed in Regulations under Section 417 of the Code.

                                   ARTICLE 15
                                   ----------

                         Affiliated Employer Provisions
                         ------------------------------

         15.1     Affiliated Employer Requirements. (a) For purposes of
                  --------------------------------
Section 2.4 and the other provisions of the Plan in which such term appears, "Affiliated Employers" means the Employer and all corporations, partnerships, trades or businesses (whether or not incorporated) which constitute a controlled group of corporations with the Employer, a group of trades or businesses under common control with the Employer, an affiliated service group or other controlled group, within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o), respectively, of the Code. For purposes of the limitations on benefits in Article 5, "Affiliated Employers" means the Employer and all corporations, partnerships, trades or businesses (whether or not incorporated) which constitute a controlled group of corporations with the Employer or a group of trades or businesses under common control with the Employer, within the meaning of Section 414(b) or Section 414(c) of the Code, as modified by Section 415(h) of the Code, or which constitute an affiliated service group or other controlled group within the meaning of Section 414(m) or Section 414(o) of the Code.

                  (b) In furtherance and not in limitation of the other provisions of this Plan, all service of an Employee with any one or more of the Affiliated Employers (after such entity has become an Affiliated Employer) shall be treated as employment by the Employer for purposes of determining the Employee's Hours of Service, eligibility to become a Participant under Article 3, and the limitations on benefits in Article 5. The transfer of employment by an Employee to another Affiliated Employer shall not be a Retirement or other separation from service with the Employer for purposes of the Plan.

                  (c) In addition to those corporations, partnerships, trades or businesses that constitute Affiliated Employers under subsection (a), the Employer may from time to time designate other corporations, partnerships, trades or businesses as Affiliated Employers for any or all purposes of this Plan, but only if such other corporations, partnerships, trades or businesses are affiliated with one or more other Affiliated Employers through joint ownership, continuing or recurring contractual relationships, or otherwise, and such designation does not discriminate in favor of Highly Compensated Employees. The Employer may remove any such other corporation, partnership, trade or business from the status of an Affiliated Employer at any time, but only if any such removal does not have the effect of reducing the vested Accrued Benefit of any Participant, Former Participant or Beneficiary.

         15.2     Adoption of Plan by Affiliated Employer. With the written
                  ---------------------------------------
approval of the Employer, an Affiliated Employer may become a Participating Employer by adopting the Plan for the benefit of its employees. In the event of such adoption, the Affiliated Employer shall by appropriate written instruments(s) join in the Plan and the Trust Agreement, and the provisions of the Plan shall be construed as necessary to account for participation herein by the Affiliated Employer and its employees. No Affiliated Employer shall be, or have the power to designate, the Administrator of the Plan, nor shall it have the power to amend or terminate the Plan or the Trust Agreement, nor shall it have any of the other powers, duties or responsibilities of the Employer, such powers as set forth herein being hereby reserved exclusively to the Employer.

         15.3     Withdrawal from Plan. With the approval of the sponsoring
                  --------------------
Employer, any Participating Employer may at any time withdraw from the Plan upon thirty (30) days written notice of its intention to withdraw. The sponsoring Employer may at any time revoke the Plan participation of any Participating Employer upon giving such Participating Employer and the Trustee at least thirty
(30) days written notice, in the form of a certificate of vote by its board of directors, of the effective date of such revocation. In the event of such withdrawal or revocation, the Administrator shall in its sole discretion either:

                  (a) direct the Trustee to make such current or deferred distribution to the Participants affected by such withdrawal or revocation as it should deem appropriate and in accordance with the Plan; or

                  (b) direct that the portion of the Trust allocable to such affected Participants be transferred to a trust fund or group contract which is qualified and exempt under the applicable provisions of the Code, for purposes of providing equal or greater benefits for such Participants.

                                   ARTICLE 16
                                   ----------

                            Top-heavy Plan Provisions
                            -------------------------

         16.1     Definitions. For purposes of this Article:
                  -----------

                  (a)      (i)    "Top-heavy plan" means this Plan for any Plan
in which, as of the determination date:

                                  (A) it is not included in an aggregation group
                  and the sum of the present value of the accrued benefits of key employees exceeds 60% of the sum of the present value of all of the accrued benefits under the Plan, or

                                  (B)    it is required to be included in a
                  top-heavy group.

                           (ii)   Except as otherwise provided in paragraph
(iii), paragraph (i)(A) shall be applied by taking into account distributions made to any employee or beneficiary during the five-year period ending on the determination date and any amount distributed under a terminated plan which would have been required to be included in the aggregation group.

                  (iii)    Paragraph (i)(A) shall be applied by disregarding:

                                  (A)    deductible voluntary contributions;

                                  (B)    the accrued benefit of a former key
                  employee (or the beneficiary of a former key employee) for all Plan Years after ceasing to be a key employee;

                                  (C)    the accrued benefit of an individual
                  who has not performed services for an Affiliated Employer at any time during the five-year period ending on the determination date;

                                  (D)    any accrued benefit attributable to
                  employer contributions rolled over or transferred on behalf of an individual after which contributions were originally made to a qualified retirement plan maintained by an employer other than an Affiliated Employer or were otherwise rolled over or transferred into the Trust Fund at the direction of the individual; and

                                  (E)    benefits paid on account of death, to
                  the extent such benefits exceed the individual's accrued benefit immediately before death.

The accrued benefit of an individual that has been disregarded under subparagraph (C) shall be taken into account on the determination date next following the date on which such individual again performs services for an Affiliated Employer.

                  (b) "Top-heavy group" means the aggregation group which, if viewed as a single plan, would be a top-heavy plan. For purposes of the preceding sentence, the determination of the present value of an accrued benefit shall be based only on the interest rate and mortality tables used by the defined benefit retirement plan under which such benefit accrued. In determining whether the aggregation group is top-heavy, the accrued benefits or the account balances of all plans shall be valued as of the determination dates for such plans that fall within the same calendar year. The accrued benefit of any non-key employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the aggregation group or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

                  (c) "Determination date" means, for this Plan and any other plan included in the aggregation group, the last day of such plan's preceding plan year, or in the case of the first plan year of the plan, the last day of such plan year.

                  (d)      (i)    "Aggregation group" means:

                                  (A)    Each qualified defined benefit and
                  defined contribution retirement plan of the Affiliated Employers in which a key employee is or was a participant within the period of five Plan Years ending on the determination date;

                                  (B)    Each other qualified defined benefit
                  and defined contribution retirement plan of the Affiliated Employers that enables any plan described in subparagraph (A) to meet the qualification requirements of the Code; and

                                  (C) All other qualified defined benefit or defined contribution retirement plans of the Affiliated Employers elected by the Administrator that do not cause the aggregation group to violate the qualification requirements of the Code.

                           (ii)   For purposes of this subsection, a qualified
retirement plan shall include frozen plans and any terminated plans that were maintained within the period of five Plan Years ending on the determination date.

                  (e)      (i)    "Key employee" means an employee who, at any
time during the Plan Year containing the determination date, or during any of the four Plan Years preceding such Plan Year, was:

                                  (A) An officer of an Affiliated Employer whose
                  earnings exceed 50% of the dollar limitation described in Code
                  Section 415(b)(1)(A), as adjusted under Code Section 415(d);

                                  (B)    An employee or a self-employed
                  individual, as described in Section 401(c)(1) of the Code, having earnings from the Affiliated Employers exceeding the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends and owning an interest in the Affiliated Employers that is both more than a one-half percent interest in value and one of the ten largest interests in the Affiliated Employers;

                                  (C)    An owner of more than a 5% interest in
an Affiliated Employer; or

                                  (D) An owner of more than a 1% interest in an Affiliated Employer whose earnings from the Affiliated Employers exceed $150,000 for the Plan Year.

                           (ii)   For purposes of this subsection, the term
"employee" includes a terminated, retired, disabled, deceased or part-time employee, and a leased employee within the meaning of Code Section 414(n)(2). A Beneficiary of an individual described in this subsection shall be considered a key employee.

                           (iii)  For purposes of paragraph (i)(A), if there are
more than three officers of the Affiliated Employers, no more than 10% of all employees of the Affiliated Employers, based on the highest number of employees within the five Plan Years preceding the determination date, to a maximum of 50, shall be treated as officers. Individuals performing executive functions for a sole proprietorship, partnership, association or trust that is an Affiliated Employer shall be treated as officers.

                           (iv)   For purposes of paragraph (i)(B), if two
employees or self-employed individuals have the same ownership interest in an Affiliated Employer, the employee or self-employed individual having the larger annual earnings for the Plan Year during any part of which such ownership interest existed shall be treated as having the larger ownership interest.

                           (v)    In determining ownership, the constructive
ownership provisions of Section 318 of the Code shall apply, but the aggregation rules of Section 414(b), (c), (m) and (o) of the Code shall not apply.

                  (f) "Non-key employee" means an employee who is not a key employee.

                  (g) "Earnings" means earnings as defined in Section 5.1(b). Except for purposes of determining status as a key employee under subsection (e), an individual's earnings for any year shall be deemed not to exceed $150, as adjusted under Section 401(a)(17) of the Code.

                  (h) "Average earnings" means the average of a Participant's earnings for the five consecutive years of service which produce the highest average. In determining average earnings, any year in the five consecutive year period in which a year of service was not earned shall not be counted. If a Participant has completed less than five years of service, the average of the earnings for all years of service shall be used. Earnings received for years of service beginning after the close of the last Plan Year in which the Plan is top-heavy shall be disregarded.

                  (i) "Year(s) of service" means the period of service used to determine the vested percentage of a Participant's benefits under a defined benefit or defined contribution retirement plan of an Affiliated Employer.

         16.2     When Provisions Apply. Except where provided otherwise, the
                  ---------------------
following sections of this Article shall apply for any Plan Year during which this Plan is a top-heavy plan.

         16.3     Minimum Benefits. (a) Subject to subsection (b), each non-key
                  ----------------
employee who is a Participant during the applicable Plan Year shall be entitled to an annual retirement benefit (expressed as a single life annuity beginning at the normal retirement date with no ancillary benefits) derived from employer contributions equal to the lesser of (1) 20% of average earnings, or (2) 2% of average earnings multiplied by the number of his or her years of service. For purposes of the preceding sentence, only those years of service which include the last day of a Plan Year during which this Plan is a top-heavy plan shall be taken into account. This subsection shall be disregarded for any Plan Year in which its application would reduce the accrued benefit of any Participant.

                  (b) If a non-key employee participates in two or more top-heavy defined benefit retirement plans of the Affiliated Employers, the minimum benefit requirements of subsection (a) may be met by combining the benefits provided under such plans. If during any Plan Year a non-key employee participates in one or more top-heavy defined benefit retirement plans and one or more top-heavy defined contribution retirement plans of the Affiliated Employers, such non-key employee shall receive, in lieu of the benefit required by subsection (a), combined accruals and allocations provided under such defined benefit and defined contribution retirement plans comparable to the benefit required by subsection (a). For purposes of satisfying the requirements of this section, employer contributions on behalf of non-key employees attributable to amounts deferred under an arrangement described in Section 401(k) of the Code shall not be taken into account, and employer matching contributions allocated to a non-key employee that are used to satisfy the requirements of Section 401(k) or 401(m) of the Code shall not be treated as employer contributions.

         16.4     Adjustments to Code Section 415 Annual Benefits Limits.
                  ------------------------------------------------------

                  (a)      This section shall not apply after December 31, 1999.

                  (b) If the Plan would be a top-heavy plan if "90%" were substituted for "60%" in Section 16.1(a)(i)(A), the dollar limitation described in Section 5.3(c)(i) and (d)(i) shall not be multiplied by 125% but shall be multiplied by 100%.

         16.5     Eligibility for Top-Heavy Minimum Benefit. The eligibility of
                  -----------------------------------------
a non-key employee who is a Participant in the Plan for a minimum benefit under
Section 16.3 shall be determined without regard to employment on a specified date or exclusion from participation or failure to accrue a benefit by reason of compensation being less than a stated amount or failure to make mandatory contributions.

                                   ARTICLE 17
                                   ----------
                                  Miscellaneous
                                  -------------

         17.1     Rights of Employees. The adoption and maintenance of the Plan
                  -------------------
and the Trust shall not be deemed to be a contract between an Affiliated Employer and any Employee. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of an Affiliated Employer or to diminish the right of an Affiliated Employer to discharge any Employee at any time, nor shall it be deemed to give an Affiliated Employer the right to require any Employee to remain in its employ or interfere with the Employee's right to terminate his employment at any time.

         17.2     Obligation of the Affiliated Employers. All benefits payable
                  --------------------------------------
under the Plan shall be paid or provided for solely from the Trust Fund and neither an Affiliated Employer nor the Trustee assumes any personal liability or responsibility therefor.

         17.3     Action by the Employer. Whenever, under the terms of this
                  ----------------------
Plan, the Employer is permitted or required to do or perform any act or thing, it shall be done or performed by an officer thereunto duly authorized by the Board.

         17.4     Liability of Employer. The only duty of the Employer hereunder
                  ---------------------
shall be to use reasonable care in the selection of the Administrator and the Trustee. Subject to its agreement to indemnify the Administrator as provided in
Section 10.5 and the Trustee to the extent provided in the Trust Agreement, neither the Employer nor any person acting on behalf of the Employer shall be liable for any act or omission on the part of the Trustee, or for any act performed or the failure to perform any act by any person with respect to the Plan or the Trust.

         17.5     Bonding. Each fiduciary (as defined in Section 3(21) of ERISA)
                  -------
with respect to the Plan shall be bonded in the manner and to the extent required by Section 412 of ERISA and regulations thereunder.

         17.6     Construction. (a) The provisions of the Plan shall be
                  ------------
construed, administered and enforced according to the laws of the United States of America insofar as they may be applicable, and otherwise according to the laws of the Commonwealth of Massachusetts.

                  (b) The masculine gender shall include both sexes; and the singular shall include the plural and the plural the singular, unless the context otherwise requires.

                  (c) Any provision of the Plan or the Trust Agreement susceptible to more than one interpretation shall be interpreted in a manner that is consistent with the Plan and the Trust being an employees' plan and trust within the meaning of Sections 401(a) and 501 of the Code.

                  (d) In any question of interpretation or other matter of doubt, the Trustee, the Administrator and the Employer may rely upon the legal opinion of counsel for the Employer or any other attorney designated by the Employer.

         17.7     Titles. The titles of the Articles and sections hereof are
                  ------
included for convenience only and shall not be construed as part of the Plan or as in any respect affecting or modifying its provisions. Such words in this Plan as "herein," "hereinafter," "hereof" and "hereunder" refer to this instrument as a whole and not merely to the subdivision in which such words appear.

         17.8     Counterparts. This Plan may be executed in multiple
                  ------------
counterparts and each fully executed counterpart shall be deemed an original.

         17.9     Military Leave. Effective December 12, 1994, notwithstanding
                  --------------
any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

                                   * * * * *

         IN WITNESS WHEREOF, Joseph E. Cresci
                             ---------------------------------------------------
has caused this instrument to be duly executed in its name and on its behalf
this 12th day of February                        , 2002
     ----        --------------------------------

                                             ENVIRONMENTAL POWER CORPORATION

                                             By:  /s/ Joseph E. Cresci
                                                  ------------------------------
                                                  Title: Chief Executive Officer
ATTEST:

   William D. Linehan
---------------------------------